EXHIBIT 10.8

In accordance with 17 CFR 200.80(b)(4), Optex is requesting confidential treatment of the quantities and prices, including unit prices and obligated amounts, redacted in this contract, because disclosure of this information may cause Optex significant competitive harm in future contracting efforts.

The quantities and prices Optex is requesting confidential treatment for can be found on the following pages:

C-3 QTY

C-3 DEL QTY

C-11 INCREASED UNIT AMT

C-21 INCREASED UNIT AMT

C-24 INCREASED UNIT AMT

C-24 INCREASED UNIT AMT

C-27 QTY

C-27 QTY

C-27 QTY

C-27 QTY

C-27 QTY

C-27 QTY

C-27 QTY

C-28 QTY

C-28 DEL QTY

C-28 QTY

C-28 UNIT PRICE

C-28 AMT

C-29 DEL AMT

C-29 DEL AMT

C-29 DEL AMT

C-29 DEL AMT

C-29	DEL AMT
C-29	DEL AMT
C-29	DEL AMT
C-29	DEL AMT
C-29	DEL AMT
C-29	DEL AMT
C-29	DEL AMT
C-29	QTY
C-29	UNIT PRICE
C-29	AMT
C-30	DEL AMT
C-30	DEL AMT
C-30	DEL AMT
C-30	DEL AMT
C-30	DEL AMT
C-30	DEL AMT
C-30	DEL AMT
C-30	QTY
C-30	UNIT PRICE
C-30	AMT
C-31	DEL AMT
C-31	DEL AMT
C-31	DEL AMT
C-31	DEL AMT
C-31	DEL AMT
C-31	DEL AMT
C-33	OBLIGATED AMT
C-33	OBLIGATED AMT
C-33	OBLIGATED AMT

C-33 OBLIGATED AMT

C-33 OBLIGATED AMT

C-35 UNIT AMT INCREASE

C-35 INCREASE TO DEL ORDER AMT

C-35 PO AMT

C-35 PO AMT

C-35 PO AMT

C-35 PO AMT

C-35 PO AMT

C-35 PO AMT

C-35 PO AMT

C-35 PO AMT

C-35 PO AMT

C-35 PO AMT

C-35 PO AMT

C-35 PO AMT

C-35 PO AMT

C-35 PO AMT

C-35 PO AMT

C-35 TOTAL AMT

C-36 DEL QTY

C-36 QTY

C-36 UNIT PRICE

C-37 DEL QTY

C-37 DEL QTY

C-37 DEL QTY

C-37 DEL QTY

C-37 DEL QTY

C-37 DEL QTY

C-37 DEL QTY

C-37 DEL QTY

C-37 DEL QTY

C-37 DEL QTY

C-37 DEL QTY

C-37 QTY

C-37 UNIT PRICE

C-38 DEL QTY

C-38 DEL QTY

C-38 DEL QTY

C-38 DEL QTY

C-38 DEL QTY

C-38 DEL QTY

C-38 DEL QTY

C-38 QTY

C-38 UNIT PRICE

C-39 DEL QTY

C-39 DEL QTY

C-39 DEL QTY

C-39 DEL QTY

C-39 DEL QTY

C-39 DEL QTY

C-40 PRIOR AMT

C-40 INCREASE/DECREASE AMT

C-40 CUMULATIVE AMT

C-40 PRIOR AMT

C-40 INCREASE/DECREASE AMT

C-40 CUMULATIVE AMT

C-40 PRIOR AMT

C-40 INCREASE/DECREASE AMT

C-40 CUMULATIVE AMT

C-40 NET CHANGE

C-40 INCREASE/DECREASE AMT

C-40 INCREASE/DECREASE AMT

C-40 NET CHANGE

C-40 PRIOR AMT OF AWARD

C-40 INCREASE/DECREASE AMT

C-43 QTY

C-43 DEL QTY

C-43 QTY

C-43 UNIT PRICE

C-44 DEL QTY

C-44 DEL QTY

C-44 DEL QTY

C-44 DEL QTY

C-44 DEL QTY

C-44 DEL QTY

C-44 DEL QTY

C-44 DEL QTY

C-44 QTY

C-44 UNIT PRICE

C-44 DEL QTY

C-44 DEL QTY

C-45 DEL QTY

C-45 DEL QTY

C-45 DEL QTY

C-45 DEL QTY

C-45 DEL QTY

C-45 DEL QTY

C-45 DEL QTY

C-45 DEL QTY

C-45 DEL QTY

C-45 DEL QTY

C-45 DEL QTY

C-45 DEL QTY

C-45 QTY

C-45 UNIT PRICE

C-46 DEL QTY

C-46 DEL QTY

C-46 DEL QTY

C-46 DEL QTY

C-46 DEL QTY

C-46 DEL QTY

C-46 DEL QTY

C-46 DEL QTY

C-46 DEL QTY

C-46 DEL QTY

C-48 INCREASE IN UNIT PRICE AMT

C-48 INCREASE TO DEL ORDER AMT

C-48 AMT

C-48 AMT

C-49 QTY

CP49 UNIT PRICE

C-49 DEL QTY

C-49 DEL QTY

C-49 DEL QTY

C-49 DEL QTY

C-49	DEL QTY
C-49	DEL QTY
C-49	DEL QTY
C-49	DEL QTY
C-49	DEL QTY
C-50	QTY
C-50	UNIT PRICE
C-50	DEL QTY
C-50	DEL QTY
C-50	DEL QTY
C-50	DEL QTY
C-50	DEL QTY
C-50	DEL QTY
C-50	DEL QTY
C-50	DEL QTY
C-50	DEL QTY
C-51	DEL QTY
C-51	DEL QTY
C-51	DEL QTY
C-51	QTY
C-51	UNIT PRICE
C-51	DEL QTY
C-51	DEL QTY
C-51	DEL QTY
C-51	DEL QTY
C-51	DEL QTY
C-52	DEL QTY
C-52	DEL QTY
C-52	DEL QTY

C-52 DEL QTY

C-52 DEL QTY

C-53 PRIOR AMT

C-53 INCREASE/DECREASE AMT

C-53 CUMULATIVE AMT

C-53 PRIOR AMT

C-53 INCREASE/DECREASE AMT

C-53 CUMULATIVE AMT

C-53 PRIOR AMT

C-53 INCREASE/DECREASE AMT

C-53 CUMULATIVE AMT

C-53 NET CHANGE

C-53 INCREASE/DECREASE AMT

C-53 INCREASE/DECREASE AMT

C-53 NET CHANGE

C-53 PRIOR AMT OF AWARD

C-53 INCREASE/DECREASE AMT

C-55 QTY

C-56 QTY

C-56 UNIT PRICE

C-56 DEL QTY

C-56 DEL QTY

C-56 DEL QTY

C-56 DEL QTY

C-56 DEL QTY

C-56 DEL QTY

C-58 PRIOR AMT

C-58 INCREASE/DECREASE AMT

C-58 PRIOR AMT

C-58	INCREASE/DECREASE AMT
C-58	CUMULATIVE AMT
C-58	INCREASE/DECREASE AMT
C-58	INCREASE/DECREASE AMT
C-58	PRIOR AMT OF AWARD
C-58	CUMULATIVE OBLIGATED AMT
C-59	NET CHANGE
C-60	INCREASE UNIT PRICE AMT
C-60	INCREASE UNIT PRICE AMT
C-60	NEW UNIT PRICE AMT
C-60	AMT
C-60	AMT
C-60	TOTAL UNIT PRICE AMT
C-61	QTY
C-61	UNIT PRICE
C-61	DEL QTY
C-61	DEL QTY
C-61	DEL QTY
C-61	DEL QTY
C-61	DEL QTY
C-61	DEL QTY
C-61	DEL QTY
C-61	DEL QTY
C-61	DEL QTY
C-62	QTY
C-62	UNIT PRICE
C-62	QTY
C-62	UNIT PRICE
C-62	DEL QTY

C-63	DEL QTY
C-63	AMT
C-63	UNIT PRICE
C-63	QTY
C-63	DEL QTY
C-64	INCREASE/DECREASE AMT
C-64	CUMULATIVE AMT
C-64	NET CHANGE
C-64	INCREASE/DECREASE AMT
C-64	NET CHANGE
C-64	PRIOR AMT OF AWARD
C-64	INCREASE/DECREASE AMT
C-66	UNIT PRICE
C-66	QTY
C-66	QTY
C-67	QTY
C-67	UNIT PRICE
C-67	DEL QTY
C-67	DEL QTY
C-67	DEL QTY
C-67	DEL QTY
C-67	DEL QTY
C-67	DEL QTY
C-67	DEL QTY
C-68	OBLIGATED AMT
C-68	TOTAL AMT
C-68	OBLIGATED AMT
C-69	NET INCREASE
C-70	INCREASE TO UNIT PRICE AMT

C-70 INCREASE TO DEL ORDER AMT

C-70 TOTAL AMT

C-70 TOTAL AMT

C-71 QTY

C-71 UNIT PRICE

C-71 DEL QTY

C-71 DEL QTY

C-71 DEL QTY

C-71 DEL QTY

C-72 PRIOR AMT

C-72 INCREASE/DECREASE AMT

C-72 CUMULATIVE AMT

C-72 NET CHANGE

C-72 INCREASE/DECREASE AMT

C-72 NET CHANGE

C-72 PRIOR AMT OF AWARD

C-72 INCREASE/DECREASE AMT

C-73 NET INCREASE

C-74 INCREASE UNIT PRICE TOTAL AMT

C-74 INCREASE/UNIT PRICE AMT

C-74 NEW UNIT PRICE AMT

C-74 AMT

C-74 AMT

C-74 TOTAL UNIT PRICE

C-74 QTY

C-75 QTY

C-75 UNIT PRICE

C-75 DEL QTY

C-75 DEL QTY

C-75 DEL QTY

C-75 DEL QTY

C-75 DEL QTY

C-75 DEL QTY

C-75 DEL QTY

C-75 DEL QTY

C-76 UNIT PRICE INCREASE AMT

C-76 AMOUNT

C-76 QTY

C-76 AMT

C-77 INCREASE/DECREASE AMT

C-77 CUMULATIVE AMT

C-77 NET CHANGE

C-77 INCREASE/DECREASE AMT

C-77 NET CHANGE

C-77 PRIOR AMT OF AWARD

C-77 INCREASE/DECREASE AMT

C-79 DELIVERY ORDER TOTAL VALUE

C-79 QTY

C-79 QTY

C-79 QTY

C-79 QTY

C-80 QTY

C-80 UNIT PRICE

C-80 DEL QTY

C-80 DEL QTY

C-80 DEL QTY

C-81 DEL QTY

C-81 DEL QTY

C-81 DEL QTY

C-81 DEL QTY

C-81 DEL QTY

C-81 DEL QTY

C-82 OBLIGATED AMT

C-82 TOTAL OBLIGATED AMT

C-82 OBLIGATED AMT

C-83 NET INCREASE

C-84 QTY

C-84 AMT

C-84 AMT

C-84 AMT

C-85 QTY

C-85 UNIT PRICE

C-85 DEL QTY

C-85 DEL QTY

C-85 DEL QTY

C-86 DEL QTY

C-86 DEL QTY

C-86 DEL QTY

C-86 DEL QTY

C-86 DEL QTY

C-87 PRIOR AMT

C-87 INCREASE/DECREASE AMT

C-87 CUMULATIVE AMT

C-87 NET CHANGE

C-87 INCREASE/DECREASE AMT

C-87 NET CHANGE

C-87 PRIOR AMT OF AWARD

C-87 INCREASE/DECREASE AMT

C-89 AMT

C-89 AMT

C-89 AMT

C-89 AMT

C-90 QTY

C-90 UNIT PRICE

C-90 AMT

C-90 DEL QTY

C-90 DEL QTY

C-91 QTY

C-91 UNIT PRICE

C-91 AMT

C-91 DEL QTY

C-91 DEL QTY

C-91 DEL QTY

C-91 DEL QTY

C-91 DEL QTY

C-92 PRIOR AMT

C-92 INCREASE/DECREASE AMT

C-92 CUMULATIVE AMT

C-92 INCREASE/DECREASE AMT

C-92 CUMULATIVE AMT

C-92 INCREASE/DECREASE AMT

C-92 INCREASE/DECREASE AMT

C-92 PRIOR AMT OF AWARD

C-93 NET INCREASE

C-94 AMT

C-94 AMT

C-94 UNIT PRICE

C-94 AMT

C-94 AMT

C-94 UNIT PRICE

C-94 AMT

C-94 AMT

C-94 UNIT PRICE

C-94 QTY

C-95 QTY

C-95 UNIT PRICE

C-95 AMT

C-95 DEL QTY

C-95 DEL QTY

C-96 QTY

C-96 UNIT PRICE

C-96 AMT

C-96 DEL QTY

C-96 DEL QTY

C-96 DEL QTY

C-96 DEL QTY

C-96 DEL QTY

C-96 DEL QTY

C-96 DEL QTY

C-96 DEL QTY

C-96 UNIT PRICE INCREASE AMT

C-97 AMT

C-98 INCREASE IN UNIT PRICE

C-98 CUMULATIVE AMT

C-99 NET CHANGE

C-99 INCREASE/DECREASE AMT

C-99 NET CHANGE

C-99 PRIOR AMT OF AWARD

C-99 INCREASE/DECREASE AMT

C1

AWARD/CONTRACT	1. This Contract Is A Rated Order Under DPAS (15 CFR 700)	Rating DOA5	Page 1 Of 5

2. Contract (Proc. Inst. Ident) No.	3. Effective Date	4. Requisition/Purchase Request/Project No.
W52H09-05-D-0260	2005AUG03	SEE SCHEDULE

5. Issued By Code W52H09
TACOM-ROCK ISLAND
AMSTA-LC-CFA-C
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

e-mail address: CHRISTINE.CARSON@US.ARMY.MIL

6. Administered By (If Other Than Item 5) Code S4402A
DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5703APC ADP PT HQ0339

7. Name And Address Of Contractor (No. Street, City, County, State, And Zip Code)
OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

8. Delivery
☐ FOB Origin ☒ Other (See Below) SEE SCHEDULE

9. Discount For Prompt Payment

10. Submit Invoices (4 Copies Unless Otherwise Specified) To The Address Shown In: Item 12

11. Ship To/Mark For Code
SEE SCHEDULE

12. Payment Will Be Made By Code HQ0339
DFAS COLUMBUS CENTER
DFAS-CO/WEST ENTITLEMENT OPERATIONS
PO BOX 182381
COLUMBUS OH 43218-2381

13. Authority For Using Other Than Full And Open Competition:
☐ 10 U.S.C. 2304(c)( ) ☐ 41 U.S.C. 253(c)( )

14. Accounting And Appropriation Data

15A. Item No.	15B. Schedule Of Supplies/Services	15C. Quantity	15D. Unit	15E. Unit Price	15F. Amount
SEE SCHEDULE	CONTRACT TYPE: Firm-Fixed-Price	KIND OF CONTRACT: Supply Contracts and Priced Orders			

Contract Expiration Date: 2010JUN30

15G. Total Amount Of Contract → $0.00

16. Table Of Contents

(X)	Section	Description	Page(s)	(X)	Section	Description	Page(s)
		Part I - The Schedule				Part II - Contract Clauses	
X	A	Solicitation/Contract Form	1		I	Contract Clauses	
X	B	Supplies or Services and Prices/Costs	3			Part III - List Of Documents, Exhibits, And Other Attachments	
	C	Description/Specs./Work Statement		X	J	List of Attachments	5
	D	Packaging and Marking				Part IV - Representations And Instructions	
	E	Inspection and Acceptance			K	Representations, Certifications, and Other Statements of Offerors	
	F	Deliveries or Performance					
	G	Contract Administration Data			L	Instrs., Conds., and Notices to Offerors	
	H	Special Contract Requirements			M	Evaluation Factors for Award	

Contracting Officer Will Complete Item 17 Or 18 As Applicable

17. ☐ Contractor's Negotiated Agreement (Contractor is required to sign this document and return ________ copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. ☒ Award (Contractor is not required to sign this document.) Your offer on Solicitation Number W52H0905R0051 including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. Name And Title Of Signer (Type Or Print)

20A. Name Of Contracting Officer
VICKI AHLGRIM
VICKI.AHLGRIM@US.ARMY.MIL (309)782-3220

19B. Name of Contractor	19c. Date Signed	20B. United States Of America	20C. Date Signed
By ____________________ (Signature of person authorized to sign)		By /SIGNED/ (Signature of Contracting Officer)	2005AUG03

C 2

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260 MOD/AMD	Page 2 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

1. CONTRACT W52H09-05-D-0260 IS AWARDED TO OPTEX SYSTEMS, INC. THIS CONTRACT IS A 5-YEAR, FIRM FIXED PRICE, INDEFINITE QUANTITY (IDI CONTRACT (SEE FAR 16.504) FOR THE FOLLOWING ITEMS:

CLIN 0001, M137A2 PANORAMIC TELESCOPE, NSN: 1240-01-483-6103, P/N: 12984713

CLIN 0002, M137A3 PANORAMIC TELESCOPE, NSN: 1240-01-483-6100, P/N: 12984775

2. THIS CONTRACT CONTAINS A REQUIREMENT FOR FIRST ARTICLE TESTING (SEE CLAUSES ES6016 AND IF7116). INSPECTION/ACCEPTANCE FOR THE FIR ARTICLE TEST REPORT WILL BE ORIGIN/DESTINATION; FOB IS DESTINATION.

3. DELIVERY PRODUCTION RATES SHALL BE AS FOLLOWS:

CLIN 0001AA - FIRST ARTICLE TEST (FAT) REPORT:	300 ADA (AFTER DATE OF AWARD)
CLIN 0001AB - PRODUCTION QTY WITH FAT:	450 ADA, INITIAL PRODUCTION OF 25, WITH 25 PER MONTH THEREAFTER
DELIVERY ORDERS SUBSEQUENT TO THE MINIMUM GUARANTEED QTY AND TO FAT APPROVAL:	270 ADA, INITIAL PRODUCTION OF 25, WITH 25 PER MONTH THEREAFTER
CLIN 0002AA - PRODUCTION QTY WITHOUT FAT:	450 ADA, INITIAL PRODUCTION OF 10, WITH 10 PER MONTH THEREAFTER
DELIVERY ORDERS ISSUED SUBSEQUENT TO DELIVERY ORDER 0001:	270 ADA, INITIAL PRODUCTION OF 10, WITH 10 PER MONTH THEREAFTER

EARLIER DELIVERY IS ACCEPTABLE IF ACCOMPLISHED AT NO ADDITIONAL COST TO THE GOVERNMENT.

4. FOR ADMINISTRATIVE PURPOSES, WHEN MULTIPLE APPROPRIATION/FUND TYPES ARE USED ON THE SAME DELIVERY ORDER, THE CLIN STRUCTURE SHALL I AS FOLLOWS:

CLIN 0001AB - PRODUCTION QTY WITH FAT
CLIN 0001AC - PRODUCTION QTY WITH FAT
CLIN 0001AD - PRODUCTION QTY WITH FAT

CLIN 0002AA - PRODUCTION QTY WITHOUT FAT
CLIN 0002AB - PROCUDTION QTY WITHOUT FAT
CLIN 0002AC - PRODUCTION QTY WITHOUT FAT, ETC.

5. THE PERIOD OF PERFORMANCE UNDER THIS IDIQ CONTRACT IS FIVE YEARS. THE ORDERING PERIODS (OP) ARE AS FOLLOWS:

ORDERING PERIOD (OP) 1: AWARD DATE - 30 JUN 2006
ORDERING PERIOD (OP) 2: 1 JUL 2006 - 30 JUN 2007
ORDERING PERIOD (OP) 3: 1 JUL 2007 - 30 JUN 2008
ORDERING PERIOD (OP) 4: 1 JUL 2008 - 30 JUN 2009
ORDERING PERIOD (OP) 5: 1 JUL 2009 - 30 JUN 2010

6. THE FIRM FIXED PRICES FOR ALL PERFORMANCE PERIODS ARE REFLECTED ON ATTACHMENT 001, DATED JULY 8, 2005, AS PROVIDED BY THE CONTRACTO IN RESPONSE TO SOLICITATION W52H09-05-R-0051, AS AMENDED.

7. ALL DELIVERIES ARE TO BE FOB DESTINATION. EACH DELIVERY ORDER WILL PROVIDE THE SHIPPING DESTINATIONS. EACH DELIVERY ORDER WILL REFLECT THE PRICE FOR THE QUANTITY RANGE THAT APPLIES. ALL DELIVERY ORDERS WILL BE ISSUED UNILATERALLY BY THE GOVERNMENT WITH FIRM DELIVERY DATES.

8. THE GOVERNMENT'S PROJECTED MINIMUM QUANTITY, IDENTIFIED IN SOLICITATION W52H09-05-R-0051, WAS AMENDED BY DISCUSSION LETTER DATED JUNE 30, 2005, AS FOLLOWS: 254 EACH, FOR CLIN 0001. THE GOVERNMENT'S ONLY LIABILITY UNDER THIS CONTRACT IS FOR THE MINIMUM QUANTITY IDENTFIED ABOVE FOR THE FIRST PERFORMANCE PERIOD. THE GUARANTEED MINIMUM QUANTITY WILL BE OBLIGATED AT TIME OF AWARD OF THIS IDIQ CONTRACT AS DELIVERY ORDER 0001.

9. ALL TERMS AND CONDITIONS OF REQUEST FOR PROPOSAL W52H09-05-R-0051, AMENDMENTS THERETO, AND THE CONTRACTOR'S FINAL PROPOSAL REVISION, DATED JULY 8, 2005, ARE HEREBY INCORPORATED.

*** END OF NARRATIVE A 003 ***

C3

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	SECURITY CLASS: Unclassified				
0001AA	DATA ITEM NOUN: FIRST ARTICLE TEST REPORT Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Destination Government Approval/Disapproval Days: 30 Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 3 DEL REL CD QUANTITY DAYS AFTER AWARD 001 * 0300 FOB POINT: Destination SHIP TO: (Z55555) TACOM-ROCK ISLAND ATTN AMSTA-LC-CFA ROCK ISLAND IL 61299-7630	*	LO	$ ** NSP **	$ ** NSP **
0001AB	PRODUCTION QTY W/FAT NOUN: M137A2 PANORAMIC TELESCOPE Description/Specs./Work Statement TOP DRAWING NR: 12984713 Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin FOB POINT: Destination SHIP TO: FREIGHT ADDRESS (W52H1C) XU W0K8 USA OSC ROCK ISL ARSENAL BLDG 299 GILLESPIE AV AND BECK LANE ROCK ISLAND IL 61299-5000		EA	$ ** N/A **	

*Confidential Treatment Requested

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	MARK FOR: ATTN: DAVE HERRERA				
0002	FSCM: 1240 PART NR: 12984775 SECURITY CLASS: Unclassified				
0002AA	PROD QTY W/O FAT NOUN: M137A3 PANORAMIC TELESCOPE Description/Specs./Work Statement TOP DRAWING NR: 12984775 DATE: 04-NOV-2004 Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin FOB POINT: Destination		EA	$ ** N/A **	
0003	DATA ITEM NOUN: CONTRACT DATA REQ LIST SECURITY CLASS: Unclassified CONTRACTOR WILL PREPARE AND DELIVER THE TECHNICAL DATA IN ACCORDANCE WITH THE REQUIREMENTS, QUANTITIES AND SCHEDULES SET FORTH IN THE CONTRACT DATA REQUIREMENTS LISTS (DD FORM 1423), EXHIBIT A. IT IS REQUIRED THAT DATA ITEMS BE DELIVERED USING ELECTRONIC MEDIA. REFER TO THE DD FORM 1423 FOR MORE SPECIFIC ELECTRONIC DELIVERY INFORMATION A DD250 IS NOT REQUIRED (End of narrative A001) Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Destination			$ ** NSP **	$ ** NSP **

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Attachment 001	PRICING EVALUATION SHEET		001	

Q6

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code: Firm-Fixed-Price

Page 1 Of 4

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
P00001	2006APR25	SEE SCHEDULE	

6. Issued By Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-CFA-C
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. Administered By (If other than Item 6) Code S4402A

DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5703APC ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0260

10B. Dated (See Item 13)
2005AUG03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 8

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date: 2010JUN30

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print) VICKI AHLGRIM VICKI.AHLGRIM@US.ARMY.MIL (309)782-3220	
15B. Contractor/Offeror ____________________ (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2006APR25

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

C7

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260 MOD/AMD P00001	Page 2 of 4

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION
THE PURPOSE OF THIS MODIFICATION TO BASIC AWARD W52H09-05-D-0260 IS TO:

1) INCORPORATE AN ASSIGNMENT OF CLAIMS PER FAR 32.801

2) DELETE ALL REFERENCE TO TRITIUM THROUGHOUT THIS AWARD, MIL SPEC, TDP, OR ANY OTHER ATTACHMENT ASSOCIATED WITH THIS AWARD.

3) DELETE REFERENCE TO QAPS AND AIE. THEY DO NOT APPLY.

4) INCORPORATE THE FOLLOWING ECPS AT NO COST TO THE GOVERNMENT:

H04A2062, H04A5016, H04A5005, H04A2074, H05A2044.

5) Incorporate the following verbiage in regards to the TDP, ECPs, ect.:

'On all drawings where Finish 4.10 is called out as a cleaning operation, any method of vapor degreasing or solvent cleaning that leaves a clean and water break free surface, and removes any organic contaminants or other interfering films is acceptable."

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 005 ***

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260 MOD/AMD P00001	Page 3 of 4

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION I - CONTRACT CLAUSES

	Status	Regulatory Cite	Title	Date
I-1	ADDED	52.232-23	ASSIGNMENT OF CLAIMS	JAN/1986

C 9

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 4 of 4
	PIIN/SIIN W52H09-05-D-0260	MOD/AMD P00001	

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Attachment 002	ECP H04A2062			
Attachment 003	ECP H04A2074			
Attachment 004	ECP H04A5005			
Attachment 005	ECP H04A5016			
Attachment 006	ECP H05A2044			

C 10

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code: Firm-Fixed-Price | Page 1 Of 3

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
P00002	2006MAY18	SEE SCHEDULE	

6. Issued By Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-CFA-C
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. Administered By (If other than Item 6) Code S4402A

DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5703APC ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0260

10B. Dated (See Item 13)
2005AUG03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 8

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date: 2010JUN30

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print)	
		VICKI AHLGRIM VICKI.AHLGRIM@US.ARMY.MIL (309)782-3220	
15B. Contractor/Offeror	15C. Date Signed	16B. United States Of America	16C. Date Signed
(Signature of person authorized to sign)		By /SIGNED/ (Signature of Contracting Officer)	2006MAY18

C 11

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260 MOD/AMD P00002	Page 2 of 3

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION
THE PURPOSE OF THIS MODIFICATION IS TO:

1) INCORPORATE ECPS H04A2076, H04A5007, H04A5012.

2) AS A RESULT OF THE INCORPORATION THE THE ECPS, THE UNIT PRICES FOR CLINS 0001 AND 0002 HAVE INCREASED BY * PER UNIT. REVISED PRICING SHEET IS ATTACHED.

3) CORRECT VERBIAGE IN MIL-T-48554:

a) In paragraph 3.6.2, "...3.5.8 through 3.5.9.2 inclusive..." should be replaced by "...3.11.6 through 3.11.7.2 inclusive and 3.11.2.5..."

b) In paragraph 3.6.3, the sentence "15 in each direction of 3 mutually perpendicular axes" and the word "each" at the end of the sentence: "Vertical: +50g half sine wave .010 sec. +/- .001 sec. duration, 15 each" should be removed.

c) In paragraph 3.6.4.2, in the last sentence "...shall exhibit no evidence of damage or physical failure and shall meet the requirements of this specification."" the word "the" should be replaced with the word "all".

d) In the table heading "At -50 degrees F and +150 degrees F" in paragraph 3.11.6, "+150" should be replaced with "+145"

e) In paragraph 4.2, the last sentence should read "The* telescopes shall be tested in accordance with, and meet the requirements of, Tables I and II and paragraphs 4.9.2 and 4.9.3."

f) In Table I, the requirement for Vibration "B" should be changed from "3.6.5" to "3.6.4.2" and the Test procedure for Collimation Change should be changed from "4.7.2" to "4.7.3".

g) The reliability assurance testing, if performed, will be done by the government

h) In paragraph 4.9.1, "3.7.1" should be changed to "3.6.1", also "3.12" should be changed to "3.11.6 through 3.11.7.2 inclusive"" and "3.7.6" should be changed to "3.7 through 3.14 inclusive".

i) In paragraph 4.9.3, the first sentence should read "This test is applicable to the Reliability Assurance Samples and First Article Samples only."

j) In paragraph 4.9.4, the two references to "3.6.5" should both be changed to "3.6.4.2"

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 006 ***

***Confidential Treatment Requested**

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260 MOD/AMD P00002	Page 3 of 3

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Attachment 007	ECP H04A2076			
Attachment 008	ECP H04A5007			
Attachment 009	ECP H04A5012			

C13

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. Contract ID Code Firm-Fixed-Price	Page 1 Of 3
2. Amendment/Modification No. P00003	3. Effective Date 2006AUG18	4. Requisition/Purchase Req No. SEE SCHEDULE	5. Project No. (If applicable)

6. Issued By Code W52H09	7. Administered By (If other than Item 6) Code S4402A
TACOM-ROCK ISLAND AMSTA-LC-CFA-C CHRISTINE CARSON (309)782-4301 ROCK ISLAND IL 61299-7630 EMAIL: CHRISTINE.CARSON@US.ARMY.MIL	DCMA DALLAS 600 NORTH PEARL STREET SUITE 1630 DALLAS TX 75201-2843 SCD A PAS S4402A5703APC ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)		
OPTEX SYSTEMS INC 1420 PRESIDENTIAL DR RICHARDSON, TX 75081-2769	[ ]	9A. Amendment Of Solicitation No.
		9B. Dated (See Item 11)
TYPE BUSINESS: Other Small Business Performing in U.S.	[X]	10A. Modification Of Contract/Order No. W52H09-05-D-0260
Code 0BK64 Facility Code		10B. Dated (See Item 13) 2005AUG03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ___________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

KIND MOD CODE: G

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

[ ]	A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.
[ ]	B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).
[X]	C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:
[ ]	D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return __________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date: 2010JUN30

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print) LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2006AUG18

C14

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260 MOD/AMD P00003	Page 2 of 3

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION P00003 TO W52H09-05-D-0260 IS TO:

1) INCORPORATE THE ECPS H05A5003, H05A2035, H06A2018, H06A2027 (NORS 1-7 ONLY), H06A5003

2) INCORPORATE REQUESTS FOR DEVIATION (RFD)s H06A7022,

3) INCORPORATE THE FOLLOWING VERBIAGE IN REGARDS TO THE TECHNICAL DATA PACKAGE:

a) On THE TOP VIEW OF drawing 8587347, the ".144 +.005/-.001 dia" should read ".144 +.005/-.001 dia, .32+.01 deep, 2 holes."

b) For P/N 13012648 (Singlet):
-Note 3. Equivalent F.L. (NOMINAL) = 2.484"
-Note 4. Back Focal Length = 2.403" +/-0.009"

For P/N 13012649 (Doublet):
-Note 5. Equivalent Focal Length (NOMINAL) = 5.986"
-Back Focal Length was not specified in the original, and as such, may be left unstated.

THE ABOVE IS ACCOMPLISHED AT NO ADDITIONAL COST TO THE GOVERNMENT.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 007 ***

C15

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 3 of 3
	PIIN/SIIN W52H09-05-D-0260	MOD/AMD P00003	

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Attachment 010	ECP H05A5003			
Attachment 011	ECP H05A2035			
Attachment 012	ECP H06A2018			
Attachment 013	ECP H06A2027			
Attachment 014	ECP H06A5003			
Attachment 015	RFD H06A7022			

C17

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code: Firm-Fixed-Price

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
P00004	2007JUN15	SEE SCHEDULE	

6. Issued By Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-GAWC-B
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. Administered By (If other than Item 6) Code S4402A

DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5703APC ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 | Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0260

10B. Dated (See Item 13)
2005AUG03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 8

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date: 2010JUN30

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print)	
		LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2007JUN15

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260 MOD/AMD P00004	Page 2 of 3

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICTION P00004 IS TO:

1) INCORPORATE ECPS H06A2031, H06A2064, H07A2001, H06A2091, H07A5002,

2) INCORPORATE REQUESTS FOR WAIVERS (RFWs) H06A6051, H06A6052, H06A6053, H06A6061, H06A6083, H06A6084, H06A7060, H06A7061, H06A7053, H07A6011, H07A6032, H07A6033, H07A6034, H07A6035, H07A6036, H07A6037.

3) THE DODAAC FOR SHIPMENT OF FIRST ARTICLE TEST REPORT IS CORRECTED TO W52H09.

THE ABOVE IS INCORPORATED AT NO ADDITIONAL COST TO THE GOVERNMENT.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0008 ***

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260 MOD/AMD P00004	Page 3 of 3

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Attachment 0016	H06A6051			
Attachment 0017	H06A2064			
Attachment 0018	H06A2091			
Attachment 0019	H07A2001			
Attachment 0020	H07A5002			
Attachment 0021	H06A6051			
Attachment 0022	H06A6052			
Attachment 0023	H06A6053			
Attachment 0024	H06A6061			
Attachment 0025	H06A6083			
Attachment 0026	H06A6084			
Attachment 0027	H06A7060			
Attachment 0028	H06A7061			
Attachment 0029	H06A7053			
Attachment 0030	H07A6011			
Attachment 0031	H07A6032			
Attachment 0032	H07A6033			
Attachment 0033	H07A6034			
Attachment 0034	H07A6035			
Attachment 0035	H07A6036			
Attachment 0036	H07A6037			

C20

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code: Firm-Fixed-Price	Page 1 Of 3		
2. Amendment/Modification No.: P00005	3. Effective Date: 2007OCT12	4. Requisition/Purchase Req No.: SEE SCHEDULE	5. Project No. (If applicable)

6. Issued By Code W52H09
TACOM-ROCK ISLAND
AMSTA-LC-GAWC-B
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. Administered By (If other than Item 6) Code S4402A
DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5703APC ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)
OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.: W52H09-05-D-0260

10B. Dated (See Item 13): 2005AUG03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

KIND MOD CODE: 8

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date: 2010JUN30

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print): LISA DEVLIN, LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror: ________ (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed: 2007OCT12

C21

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260 MOD/AMD P00005	Page 2 of 3

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION P00005 TO W52H0905D0260 IS TO:

1) INCORPORATE ECP H07A2020.

2) AS A RESULT OF THE ABOVE CHANGE THE UNIT PRICE IS INCREASED BY * PER UNIT. SEE ATTACHED REVISED PRICING SPREADSHEET.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0009 ***

C2-2

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260 MOD/AMD P00005	Page 3 of 3

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Attachment 0037	ECP H07A2020			

C23

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code Firm-Fixed-Price			Page 1 Of 3
2. Amendment/Modification No. P00006	3. Effective Date 2009AUG20	4. Requisition/Purchase Req No. SEE SCHEDULE	5. Project No. (If applicable)

6. Issued By Code W52H09 TACOM-ROCK ISLAND CCTA-AR-FA MATTHEN KOPEL (309)782-7888 ROCK ISLAND IL 61299-7630 EMAIL: MATTHEW.KOPEL@US.ARMY.MIL	7. Administered By (If other than Item 6) Code S4402A DCMA, TEXAS 600 NORTH PEARL STREET SUITE 1630 DALLAS TX 75201-2843 SCD A PAS S4402A5703APC ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code) OPTEX SYSTEMS INC. 1420 PRESIDENTIAL DR RICHARDSON, TX 75081-2439 TYPE BUSINESS: Other Small Business Performing in U.S.	☐	9A. Amendment Of Solicitation No. 9B. Dated (See Item 11)
	☒	10A. Modification Of Contract/Order No. W52H09-05-D-0260 10B. Dated (See Item 13) 2005AUG03
Code 0BK64 Facility Code		

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

KIND MOD CODE: 6

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

☐	A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.
☐	B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).
☐	C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:
☒	D. Other (Specify type of modification and authority) 43.103(a) (3)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date: 2010JUN30

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print) JOYCE L KLEIN JOYCE.KLEIN@US.ARMY.MIL (309)782-5051	
15B. Contractor/Offeror ________________ (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2009AUG20

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260 MOD/AMD P00006	Page 2 of 3

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SECTION A - SUPPLEMENTAL INFORMATION

1. The purpose of this modification is to incorporate the following Engineering Change Proposal for Packaging changes:

H09A2003, 9 pgs

2. As a result of the incorporation of the Packaging ECP, the unit prices for CLINS 0001 and 0002 have increase by X and X Revised pricing spreadsheet is attached as pg 2a.

3. All other terms and conditions remain unchanged.

*** END OF NARRATIVE A0010 ***

*Confidential Treatment Requested

C25

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260 MOD/AMD P00006	Page 3 of 3

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Attachment 0038	ECP H09A2003	03-MAR-2009	009	

ORDER FOR SUPPLIES OR SERVICES

1. CONTRACT PURCH ORDER/AGREEMENT NO.	2. DELIVERY ORDER/CALL NO.	3. DATE OF ORDER/CALL (YYYYMMMDD)	4. REQUISITION/PURCH REQUEST NO.	5. PRIORITY
W52H09-05-D-0260	0001	2005AUG03	SEE SCHEDULE	DOAS

6. ISSUED BY CODE W52H09
TACOM-ROCK ISLAND
AMSTA-LC-CFA-C
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630
EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. ADMINISTERED BY (If other than 6) CODE S4402A
DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843
SCD: A PAS: NONE ADP PT: HQ0339

8. DELIVERY FOB
☐ DESTINATION
☒ OTHER (See Schedule if other)

9. CONTRACTOR CODE 0BK64 FACILITY
NAME AND ADDRESS
OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769
TYPE BUSINESS: Other Small Business Performing in U.S.

10. DELIVER TO FOB POINT BY (Date) (YYYYMMMDD)
SEE SCHEDULE

11. X IF BUSINESS IS
☒ SMALL
☐ SMALL DISADVANTAGED
☐ WOMAN-OWNED

12. DISCOUNT TERMS

13. MAIL INVOICES TO THE ADDRESS IN BLOCK
See Block 15

14. SHIP TO CODE
SEE SCHEDULE

15. PAYMENT WILL BE MADE BY CODE HQ0339
DFAS COLUMBUS CENTER
DFAS-CO/WEST ENTITLEMENT OPERATIONS
PO BOX 182381
COLUMBUS OH 43218-2381

MARK ALL PACKAGES AND PAPERS WITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2

16. TYPE OF ORDER
DELIVERY/CALL ☒ THIS DELIVERY ORDER IS ISSUED ON ANOTHER GOVERNMENT AGENCY OR IN ACCORDANCE WITH AND SUBJECT TO TERMS AND CONDITIONS OF ABOVE NUMBERED CONTRACT.
PURCHASE — Reference your ☐ Oral ☐ Written Quotation ________, Dated ________, Furnish the following on terms specified herein.
ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

NAME OF CONTRACTOR | SIGNATURE | TYPED NAME AND TITLE | DATE SIGNED (YYYYMMMDD)

☐ If this box is marked, supplier must sign Acceptance and return the following number of copies:

17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
SEE SCHEDULE

18. ITEM NO.	19. SCHEDULE OF SUPPLIES/SERVICE	20. QUANTITY ORDERED/ ACCEPTED*	21. UNIT	22. UNIT PRICE	23. AMOUNT
	SEE SCHEDULE CONTRACT TYPE: Firm-Fixed-Price KIND OF CONTRACT: Supply Contracts and Priced Orders				

* If quantity accepted by the Government is same as quantity ordered, indicate by X. If different, enter actual quantity accepted below quantity ordered and encircle.

24. UNITED STATES OF AMERICA
VICKI AHLGRIM /SIGNED/
VICKI.AHLGRIM@US.ARMY.MIL (309)782-3220
BY: CONTRACTING/ORDERING OFFICER

25. TOTAL $3,291,724.90
26. DIFFERENCES

27a. QUANTITY IN COLUMN 20 HAS BEEN
☐ INSPECTED ☐ RECEIVED ☐ ACCEPTED, AND CONFORMS TO CONTRACT EXCEPT AS NOTED

b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
c. DATE (YYYYMMMDD)
d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE
f. TELEPHONE NUMBER
g. E-MAIL ADDRESS

28. SHIP. NO. ☐ PARTIAL ☐ FINAL
29. D.O. VOUCHER NO.
30. INITIALS
31. PAYMENT ☐ COMPLETE ☐ PARTIAL ☐ FINAL
32. PAID BY
33. AMOUNT VERIFIED CORRECT FOR
34. CHECK NUMBER
35. BILL OF LADING NO.

36. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT.
a. DATE (YYYYMMMDD)
b. SIGNATURE AND TITLE OF CERTIFYING OFFICER

37. RECEIVED AT
38. RECEIVED BY (Print)
39. DATE RECEIVED (YYYYMMMDD)
40. TOTAL CONTAINERS
41. S/R ACCOUNT NUMBER
42. S/R VOUCHER NO.

C27

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SUPPLEMENTAL INFORMATION

1. THIS DELIVERY ORDER, 0001, TO CONTRACT W52H09-05-D-0260 IS FOR * EACH M137A2 PANORAMIC TELESCOPE, NSN: 1240-01-483-6103 FOR CLIN 0001AB (179) AND 0001AC (75), AND * EACH M137A3 PANORAMIC TELESCOPE, NSN: 1240-01-483-6100 FOR CLIN 0002AA.

2. UNIT PRICES HAVE BEEN ADJUSTED ON THIS DELIVERY ORDER TO AMORTIZE FIRST ARTICLE TEST COSTS. FUTURE DELIVERY ORDERS WILL USE UNIT PRICES PROPOSED BY THE CONTRACTOR FOR THE APPROPRIATE QUANTITY RANGES AND ORDERING PERIOD, AS SUBMITTED BY THE CONTRACTOR 8 JULY 2005.

3. THIS ORDER IS ISSUED DURING ORDERING PERIOD 1 (DATE OF AWARD - 30 JUN 2006) FOR A TOTAL PRICE OF $3,291,724.90.

4. FIRST ARTICLE TEST (FAT) IS REQUIRED. FOR CLIN 0001AA, FAT INCLUDES * EACH M137A2 PANORAMIC TELESCOPES. FAT REPORT IS DUE 1 JUN 2006 (300 DAYS AFTER AWARD).

5. FOR CLINS 0001AB AND 0001AC, DELIVERY OF THE INITIAL QUANTITY OF * EACH IS DUE 30 OCT 06 (450 DAYS AFTER AWARD), FOB DESTINATION, AND * EACH PER MONTH THEREAFTER.

FOR CLIN 0002AA, DELIVERY OF THE INITIAL QUANTITY OF * EACH IS DUE 30 OCT 06 (450 DAYS AFTER AWARD), FOB DESTINATION, AND * PER MONTH THEREAFTER.

6. EARLY DELIVERIES ARE AUTHORIZED AT NO ADDITIONAL COST TO THE GOVERNMENT.

7. ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 001 ***

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD	Page 3 of 8

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-6103 FSCM: 19200 PART NR: 12984713 SECURITY CLASS: Unclassified				
0001AA	FIRST ARTICLE	*	LO	$ ** NSP **	$ ** NSP **

NOUN: FIRST ARTICLE TEST REPORT

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Destination
Government Approval/Disapproval Days: 30

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001					

DEL REL CD	QUANTITY	DEL DATE
001	*	01-JUN-2006

FOB POINT: Destination

SHIP TO:
(Z55555) TACOM-ROCK ISLAND
ATTN AMSTA-LC-CFA
ROCK ISLAND IL 61299-7630

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0001

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AB	PRODUCTION QUANTITY	*	EA	$ *	$ *

NOUN: TELESCOPE,PANORAMIC
PRON: W15AFC06M1 PRON AMD: 01 ACRN: AA
AMS CD: 33104540041
CUSTOMER ORDER NO: 2C5AF1081ALF

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD	

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H095207T701	W52H1C	J	W52H1C	1

PROJ CD	BRK BLK PT
G19	

DEL REL CD	QUANTITY	DEL DATE
001	*	30-OCT-2006
002	*	30-NOV-2006
003	*	29-DEC-2006
004	*	30-JAN-2007
005	*	28-FEB-2007
006	*	30-MAR-2007
007	*	30-APR-2007
008	*	30-MAY-2007
009	*	29-JUN-2007
010	*	30-JUL-2007
011	*	30-AUG-2007

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W52H1C) XU W0K8 USA OSC ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

MARK FOR: XU W0K8 USA OSC ROCK ISL ARSENAL
TRANSPORTATION OFFICE
BLDG 102 RODMAN AVE AND GILLESPIE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0001

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AC	PRODUCTION QUANTITY	*	EA	$ *	$ *

NOUN: TELESCOPE,PANORAMIC
PRON: M151F192M1 PRON AMD: 01 ACRN: AB
AMS CD: 060011

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

*Confidential Treatment Requested

C30

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	Deliveries or Performance				
	DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD				
	001 W52H095207H983 W31G1Z J 1				
	DEL REL CD / QUANTITY / DEL DATE				
	001 * 30-OCT-2006				
	002 * 30-NOV-2006				
	003 * 29-DEC-2006				
	FOB POINT: Destination				
	SHIP TO: PARCEL POST ADDRESS (W31G1Z) XR W0L7 ANNISTON MUNITIONS CENTER TRANS OFFICER 256 235 6837 CL V 7 FRANKFORD AVE BLDG 380 ANNISTON AL 36201-4199				
	CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0260/0001				
	DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD				
	002 W52H095207H984 W62G2T J 1				
	DEL REL CD / QUANTITY / DEL DATE				
	001 * 29-DEC-2006				
	002 * 30-JAN-2007				
	003 * 28-FEB-2007				
	004 * 30-MAR-2007				
	FOB POINT: Destination				
	SHIP TO: FREIGHT ADDRESS (W62G2T) XU DEF DIST DEPOT SAN JOAQUIN 25600 S CHRISMAN ROAD REC WHSE 10 PH 209 839 4307 TRACY CA 95304-5000				
	CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0260/0001				
0002	NSN: 1240-01-483-6100 FSCM: 19200 PART NR: 12984775 SECURITY CLASS: Unclassified				
0002AA	PRODUCTION QUANTITY	*	EA	$ *	$ *
	NOUN: TELESCOPE,PANORAMIC PRON: M151F193M1 PRON AMD: 01 ACRN: AB AMS CD: 060011				

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD	Page 6 of 8

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	Packaging and Marking				
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin				
	Deliveries or Performance DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD 001 W52H095205H983 W31G1Z J 1 DEL REL CD / QUANTITY / DEL DATE 001 * 30-OCT-2006 002 * 30-NOV-2006 003 * 29-DEC-2006 FOB POINT: Destination SHIP TO: FREIGHT ADDRESS (W31G1Z) XR W0L7 ANNISTON MUNITIONS CENTER TRANS OFFICER 256 235 6837 CL V 7 FRANKFORD AVE BLDG 380 ANNISTON AL 36201-4199 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0260/0001				
	DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD 002 W52H095205H984 W62G2T J 1 DEL REL CD / QUANTITY / DEL DATE 001 * 29-DEC-2006 002 * 30-JAN-2007 003 * 28-FEB-2007 FOB POINT: Destination SHIP TO: FREIGHT ADDRESS (W62G2T) XU DEF DIST DEPOT SAN JOAQUIN 25600 S CHRISMAN ROAD REC WHSE 10 PH 209 839 4307 TRACY CA 95304-5000 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0260/0001				
0003	DATA ITEM NOUN: CONTRACT DATA REQ LIST SECURITY CLASS: Unclassified			$ ** NSP **	$ ** NSP **

*Confidential Treatment Requested

C32

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD	

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	CONTRACTOR WILL PREPARE AND DELIVER THE TECHNICAL DATA IN ACCORDANCE WITH THE REQUIREMENTS, QUANTITIES AND SCHEDULES SET FORTH IN THE CONTRACT DATA REQUIREMENTS LISTS (DD FORM 1423), EXHIBIT A. IT IS REQUIRED THAT DATA ITEMS BE DELIVERED USING ELECTRONIC MEDIA. REFER TO THE DD FORM 1423 FOR MORE SPECIFIC ELECTRONIC DELIVERY INFORMATION A DD250 IS NOT REQUIRED (End of narrative B001) Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Destination				

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD	Page 8 of 8

Name of Offeror or Contractor: OPTEX SYSTEMS INC

CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT	ACCOUNTING CLASSIFICATION	JOB ORDER NUMBER	ACCOUNTING STATION		OBLIGATED AMOUNT
0001AB	W15AFC06M1 33104540041 2C5AF1081ALF	AA	2	21 52033000056D6D02P33104526KB S11116	576C06	W52H09	$	*
0001AC	M151F192M1 060011	AB	2	97 X4930AC9G 6D 26KB S11116		W52H09	$	*
0002AA	M151F193M1 060011	AB	2	97 X4930AC9G 6D 26KB S11116		W52H09	$	*
						TOTAL	$	3,291,724.90

SERVICE NAME	TOTAL BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION		OBLIGATED AMOUNT
Army	AA	21 52033000056D6D02P33104526KB S11116	W52H09	$	*
Army	AB	97 X4930AC9G 6D 26KB S11116	W52H09	$	*
			TOTAL	$	3,291,724.90

*Confidential Treatment Requested

034

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code	Page
Firm-Fixed-Price	1 Of 7

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
01	2006MAY25	SEE SCHEDULE	

6. Issued By Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-CFA-C
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. Administered By (If other than Item 6) Code S4402A

DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS NONE ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.

W52H09-05-D-0260/0001

10B. Dated (See Item 13)

2005AUG03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ______ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
SEE SECTION G (IF APPLICABLE)

KIND MOD CODE: 8

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ______ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print)	
		VICKI AHLGRIM VICKI.AHLGRIM@US.ARMY.MIL (309)782-3220	
15B. Contractor/Offeror	15C. Date Signed	16B. United States Of America	16C. Date Signed
______________________ (Signature of person authorized to sign)		By /SIGNED/ (Signature of Contracting Officer)	2006MAY25

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

035

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 01	Page 2 of 7

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION 01 TO W52H09-05-D-0260 DELIVERY ORDER 0001 IS TO:

1) AS A RESULT OF INCORPORATING ECPS H04A2076, H04A5007, H04A5012, THE UNIT PRICE OF CLINS 0001AB, 0001AC, AND 0002AA HAVE BEEN INCREASED BY * PER UNIT.

2) THIS IS A TOTAL INCREASE TO DELIVERY ORDER 0001 OF *

3) AS A RESULT OF CORRECTIONS TO THE TECHNICAL DATA PACKAGE, THE DUE DATE FOR THE FIRST ARTICLE TEST REPORT IS REVISED FROM: 01-JUN-2006 TO: 28-JUL-2006.

4) ALLOW FOR THE PURCHASE OF LONG LEAD ITEMS PRIOR TO FIRST ARTICLE APPROVAL TO FACILITATE ON-TIME DELIVERY, IN ACCORDANCE WITH CLAUSE I-78 OF THE CONTRACT, FAR 52.209-3, FIRST ARTICLE APPROVAL - CONTRACTOR TESTING, aLTERNATE I AND ALTERNATE II.

THE FOLLOWING ITEMS ARE HEREBY AUTHORIZED AS LONG LEAD ITEMS. THE COST ASSOCIATED WITH THESE ITEMS MAY INCLUDE THE PURCHASE OF MATERIALS AS WELL AS PRODUCTION TO THE EXTENT ESSENTIAL TO MEET THE DELIVERY SCHEDULE.

MATERIAL	[illegible] AMOUNT
BEARINGS	*
CASTINGS	*
CIRCUIT CARD	*
COUNTER	*
FIBER OPTIC	*
GEAR	*
HARDWARE	*
ID PLATE	*
MACHINED COMPONENTS	*
OPTICS	*
PACKING	*
RELIEF VALVE	*
SEAL	*
SPRING	*
SWITCH	*

IN ACCORDANCE WITH THE DOD PROGRESS PAYMENTS CLAUSE, DFARS 252.232-7004, BY REFERENCE CLAUSE I-65 OF THE CONTRACT, PAYMENT REQUESTS MAY BE SUBMITTED FOR NO MORE THAN 90% OF THE ABOVE AMOUNT, OR * , ACCOMPANIED BY SUPPORTING DOCUMENTATION.

5) AS A RESULT OF NUMBER 4 ABOVE, FAR 52.232-4506 PROGRESS PAYMENT LIMITATION, IS HEREBY SUPERCEDED BY THE ABOVE.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 002 ***

*Confidential Treatment Requested

C36

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-6103 FSCM: 19200 PART NR: 12984713 SECURITY CLASS: Unclassified				
0001AA	FIRST ARTICLE	1	LO	$ ** NSP **	$ ** NSP **
	NOUN: FIRST ARTICLE TEST REPORT Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Destination Government Approval/Disapproval Days: 30 Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 DEL REL CD QUANTITY DEL DATE 001 * 28-JUL-2006 FOB POINT: Destination SHIP TO: (Z55555) CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0260/0001 SHIP TO: TACOM-ROCK ISLAND ATTN: AMSTA-LC-CFA CHRISTINE CARSON ROCK ISLAND IL 61299-7630 (End of narrative F001)				
0001AB	PRODUCTION QUANTITY	*	EA	$ *	$ 1,889,602.76
	NOUN: TELESCOPE,PANORAMIC PRON: W15AFC06M1 PRON AMD: 02 ACRN: AA AMS CD: 33104540041 CUSTOMER ORDER NO: 2C5AF1081ALF Packaging and Marking Inspection and Acceptance				

*Confidential Treatment Requested

CONTINUATION SHEET

Reference No. of Document Being Continued
PIIN/SIIN W52H09-05-D-0260/0001 **MOD/AMD** 01

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	INSPECTION: Origin ACCEPTANCE: Origin				

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H095207T701	W52H1C	J	W52H1C	1

PROJ CD: G19
BRK BLK PT:

DEL REL CD	QUANTITY	DEL DATE
001	*	30-OCT-2006
002	*	30-NOV-2006
003	*	29-DEC-2006
004	*	30-JAN-2007
005	*	28-FEB-2007
006	*	30-MAR-2007
007	*	30-APR-2007
008	*	30-MAY-2007
009	*	29-JUN-2007
010	*	30-JUL-2007
011	*	30-AUG-2007

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W52H1C) XU W0K8 USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

MARK FOR: XU W0K8 USA ROCK ISL ARSENAL
TRANSPORTATION OFFICE
BLDG 102 RODMAN AVE AND GILLESPIE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0001

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AC	PRODUCTION QUANTITY	*	EA	$ *	$ 791,733.00

NOUN: TELESCOPE,PANORAMIC
PRON: M151F192M1 PRON AMD: 01 ACRN: AB
AMS CD: 060011

Packaging and Marking

Inspection and Acceptance

*Confidential Treatment Requeste

C38

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H095207H983	W31G1Z	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	30-OCT-2006
002	*	30-NOV-2006
003	*	29-DEC-2006

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS
(W31G1Z) XR W0L7 ANNISTON MUNITIONS CENTER
TRANS OFFICER 256 235 6837 CL V
7 FRANKFORD AVE BLDG 380
ANNISTON AL 36201-4199

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0001

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H095207H984	W62G2T	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	29-DEC-2006
002	*	30-JAN-2007
003	*	28-FEB-2007
004	*	30-MAR-2007

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W62G2T) XU DEF DIST DEPOT SAN JOAQUIN
25600 S CHRISMAN ROAD
REC WHSE 10 PH 209 839 4307
TRACY CA 95304-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0001

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002	NSN: 1240-01-483-6100 FSCM: 19200 PART NR: 12984775 SECURITY CLASS: Unclassified				
0002AA	PRODUCTION QUANTITY	*	EA	$ *	$ 617,104.50

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 01	Page 6 of 7

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	NOUN: TELESCOPE,PANORAMIC PRON: M151F193M1 PRON AMD: 01 ACRN: AB AMS CD: 060011				

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H095205H983	W31G1Z	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	30-OCT-2006
002	*	30-NOV-2006
003	*	29-DEC-2006

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W31G1Z) XR W0L7 ANNISTON MUNITIONS CENTER
TRANS OFFICER 256 235 6837 CL V
7 FRANKFORD AVE BLDG 380
ANNISTON AL 36201-4199

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0001

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H095205H984	W62G2T	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	29-DEC-2006
002	*	30-JAN-2007
003	*	28-FEB-2007

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W62G2T) XU DEF DIST DEPOT SAN JOAQUIN
25600 S CHRISMAN ROAD
REC WHSE 10 PH 209 839 4307
TRACY CA 95304-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0001

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 01	

Name of Offeror or Contractor: OPTEK SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT/ JOB ORD NO	PRIOR AMOUNT	INCREASE/DECREASE AMOUNT	CUMULATIVE AMOUNT
0001AB	W15AFC06M1 33104540041 2C5AF1081ALF	AA	2 576C06	$ *	$ *	$ *
0001AC	M151F192M1 060011	AB	2	$ *	$ *	$ *
0002AA	M151F193M1 060011	AB	2	$ *	$ *	$ *
				NET CHANGE	$ *	

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION	INCREASE/DECREASE AMOUNT
Army	AA	21 52031000056D6D02P33104526KB S11116	W52H09	$ *
Army	AB	97 X4930AC9G 6D 26KB S11116	W52H09	$ *
			NET CHANGE	$ *

	PRIOR AMOUNT OF AWARD	INCREASE/DECREASE AMOUNT	CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$ *	$ *	$ 3,296,440.26

*Confidential Treatment Requestec

C41

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code	Page 1 Of 6
Firm-Fixed-Price	

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
02	2007JAN08	SEE SCHEDULE	

6. Issued By Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-GAWC-B
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. Administered By (If other than Item 6) Code S4402A

DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS NONE ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, County, State and Zip Code)

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0260/0001

10B. Dated (See Item 13)
2005AUG03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 4

☒ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☐ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print) LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2007JAN08

C42

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 02	Page 2 of 6

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION 02 TO W52H0905D0260 DELIVERY ORDER 0001 IS TO REVISE THE DELIVERY SCHEDULE. THIS SCHEDULE REVISION IS NECESSARY BECAUSE OF ONGOING TECHNICAL DATA ISSUES, ENGINEERING CHANGE PROPOSALS, ETC. THEREFORE, THE SCHEDULE REVISION IS DONE AT NO COST TO EITHER PARTY.

SEE SCHEDULE B FOR REVISED DELIVERY DATES.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 0003 ***

C43

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001AA	FIRST ARTICLE NOUN: FIRST ARTICLE TEST REPORT Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Destination Government Approval/Disapproval Days: 30 Deliveries or Performance DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD 001 DEL REL CD / QUANTITY / DEL DATE 001 / * / 09-MAR-2007 FOB POINT: Destination SHIP TO: (Z55555) CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0260/0001 SHIP TO: TACOM-ROCK ISLAND ATTN: AMSTA-LC-GAWC CHRISTINE CARSON BLDG 104, 2ND FLR, SE ROCK ISLAND IL 61299-7630 MARK FOR ATTN: CHRISTINE CARSON (End of narrative F001)	*	LO	$ ** NSP **	$ ** NSP **
0001AB	PRODUCTION QUANTITY NOUN: TELESCOPE,PANORAMIC PRON: W15AFC06M1 PRON AMD: 02 ACRN: AA AMS CD: 33104540041 CUSTOMER ORDER NO: 2C5AF1081ALF Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance	*	EA	$*	$ 1,889,602.76

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 02	Page 4 of 6

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD
001 | W52H095207T701 | W52H1C | J | W52H1C | 1

PROJ CD: G19 | BRK BLK PT

DEL REL CD	QUANTITY	DEL DATE
001	*	30-MAR-2007
002	*	30-APR-2007
003	*	30-MAY-2007
004	*	30-JUN-2007
005	*	30-JUL-2007
006	*	30-AUG-2007
007	*	30-SEP-2007
008	*	30-OCT-2007
009	DELETED	
010	DELETED	
011	DELETED	

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W52H1C) XU W0K8 USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

MARK FOR: CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0001

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AC	PRODUCTION QUANTITY	*	EA	$ *	$ 791,733.00

NOUN: TELESCOPE,PANORAMIC
PRON: M151F192M1 PRON AMD: 02 ACRN: AB
AMS CD: 060011

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD
001 | W52H095207H983 | W31G1Z | J | | 1

DEL REL CD	QUANTITY	DEL DATE
001	*	30-MAY-2007
002	*	30-JUN-2007

*Confidential Treatment Requested

C45

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 02	Page 5 of 6

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	003 * 30-JUL-2007 004 * 30-AUG-2007 005 * 30-SEP-2007 006 * 30-OCT-2007 007 * 30-NOV-2007 FOB POINT: Destination SHIP TO: FREIGHT ADDRESS (W31G1Z) XR W0L7 ANNISTON MUNITIONS CENTER TRANS OFFICER 256 235 6837 CL V 7 FRANKFORD AVE BLDG 380 ANNISTON AL 36201-4199 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0260/0001 DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD 002 W52H095207H984 W62G2T J 1 DEL REL CD / QUANTITY / DEL DATE 001 * 30-MAY-2007 002 * 30-JUN-2007 003 * 30-JUL-2007 004 * 30-AUG-2007 005 * 30-SEP-2007 006 * 30-OCT-2007 007 * 30-NOV-2007 FOB POINT: Destination SHIP TO: FREIGHT ADDRESS (W62G2T) XU DEF DIST DEPOT SAN JOAQUIN 25600 S CHRISMAN ROAD REC WHSE 10 PH 209 839 4307 TRACY CA 95304-5000 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0260/0001				
0002AA	PRODUCTION QUANTITY NOUN: TELESCOPE,PANORAMIC PRON: M151F193M1 PRON AMD: 02 ACRN: AB AMS CD: 060011	*	EA	$ *	$ 617,104.50

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 02	Page 6 of 6

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin   ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H095205H983	W31G1Z	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	30-JUN-2007
002	*	30-JUL-2007
003	*	30-AUG-2007
004	*	30-SEP-2007
005	*	30-OCT-2007

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W31G1Z) XR W0L7 ANNISTON MUNITIONS CENTER
TRANS OFFICER 256 235 6837 CL V
7 FRANKFORD AVE BLDG 380
ANNISTON AL 36201-4199

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0001

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H095205H984	W62G2T	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	30-JUN-2007
002	*	30-JUL-2007
003	*	30-AUG-2007
004	*	30-SEP-2007
005	*	30-OCT-2007

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W62G2T) XU DEF DIST DEPOT SAN JOAQUIN
25600 S CHRISMAN ROAD
REC WHSE 10 PH 209 839 4307
TRACY CA 95304-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0001

*Confidential Treatment Requested

C47

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code: Firm-Fixed-Price	Page 1 Of 7		
2. Amendment/Modification No.: 03	3. Effective Date: 2007OCT12	4. Requisition/Purchase Req No.: SEE SCHEDULE	5. Project No. (If applicable)

6. Issued By Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-GAWC-B
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. Administered By (If other than Item 6) Code S4402A

DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A **PAS** NONE **ADP PT** HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ **9A. Amendment Of Solicitation No.**

9B. Dated (See Item 11)

☒ **10A. Modification Of Contract/Order No.** W52H09-05-D-0260/0001

10B. Dated (See Item 13) 2005AUG03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
SEE SECTION G (IF APPLICABLE)

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 8

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print) LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror ________ (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2007OCT12

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

C48

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 03	

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION 03 TO W52H0905D0260 DO 0001 IS TO:

1) TO INCREASE THE UNIT PRICE OF 0001AB, 0001AC, AND 0002AA BY * .. EACH, DUE TO INCORPORATION OF ECP H07A2020 INTO BASIC AWARD. THIS IS A TOTAL INCREASE TO DELIVERY OREDER 0001 OF * FROM * TO *

2) TO REVISE THE DELIVERY SCHEDULE. SEE SECTION B.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0004 ***

*Confidential Treatment Requested

C49

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-6103 FSCM: 19200 PART NR: 12984713 SECURITY CLASS: Unclassified				
0001AB	PRODUCTION QUANTITY	*	EA	$ *	$ 1,893,734.08

NOUN: TELESCOPE,PANORAMIC
PRON: W15AFC06M1 PRON AMD: 03 ACRN: AA
AMS CD: 33104540041
CUSTOMER ORDER NO: 2C5AF1081ALF

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H095207T701	W52H1C	J	W52H1C	1

PROJ CD	BRK BLK PT
G19	

DEL REL CD	QUANTITY	DEL DATE
001	*	30-OCT-2007
002	*	30-NOV-2007
003	*	30-DEC-2007
004	*	30-JAN-2008
005	*	28-FEB-2008
006	*	30-MAR-2008
007	*	30-APR-2008
008	*	30-MAY-2008
009	*	30-JUN-2008

FOB POINT: Destination

SHIP TO:
(W52H1C) XU WOK8 USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

MARK FOR: XU WOK8 USA ROCK ISL ARSENAL
TRANSPORTATION OFFICE
BLDG 102 RODMAN AVE AND GILLESPIE

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 03	Page 4 of 7

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	ROCK ISLAND IL 61299-5000 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0260/0001				
0001AC	PRODUCTION QUANTITY	*	EA	$ *	$ 793,464.00
	NOUN: TELESCOPE,PANORAMIC PRON: M151F192M1 PRON AMD: 03 ACRN: AB AMS CD: 060011				
	Packaging and Marking				
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin				

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H095207H983	W31G1Z	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	30-OCT-2007
002	*	30-NOV-2007
003	*	30-DEC-2007
004	*	30-JAN-2008
005	*	28-FEB-2008
006	*	30-MAR-2007
007	DELETED	

FOB POINT: Destination

SHIP TO:
(W31G1Z) XR W0L7 ANNISTON MUNITIONS CENTER
TRANS OFFICER 256 235 6837 CL V
7 FRANKFORD AVE BLDG 380
ANNISTON AL 36201-4199

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0001

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H095207H984	W62G2T	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	30-OCT-2007
002	*	30-NOV-2007
003	*	30-DEC-2007

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 03	Page 5 of 7

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	004 * 30-JAN-2008 005 * 28-FEB-2008 006 * 30-MAR-2008 007 DELETED FOB POINT: Destination SHIP TO: (W62G2T) XU DEF DIST DEPOT SAN JOAQUIN 25600 S CHRISMAN ROAD REC WHSE 10 PH 209 839 4307 TRACY CA 95304-5000 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0260/0001				
0002	NSN: 1240-01-483-6100 FSCM: 19200 PART NR: 12984775 SECURITY CLASS: Unclassified				
0002AA	PRODUCTION QUANTITY NOUN: TELESCOPE, PANORAMIC PRON: M151F193M1 PRON AMD: 03 ACRN: AB AMS CD: 060011 Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W52H095205H983 W31G1Z J 1 DEL REL CD QUANTITY DEL DATE 001 * 30-JAN-2008 002 * 28-FEB-2008 003 * 30-MAR-2008 004 * 30-APR-2008 005 * 30-MAY-2008 FOB POINT: Destination SHIP TO:	*	EA	$*	$ 618,258.50

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 03	Page 6 of 7

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	(W31G1Z) XR W0L7 ANNISTON MUNITIONS CENTER TRANS OFFICER 256 235 6837 CL V 7 FRANKFORD AVE BLDG 380 ANNISTON AL 36201-4199 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0260/0001				

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H095205H984	W62G2T	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	30-JAN-2008
002	*	28-FEB-2008
003	*	30-MAR-2008
004	*	30-APR-2008
005	*	30-MAY-2008

FOB POINT: Destination

SHIP TO:
(W62G2T) XU DEF DIST DEPOT SAN JOAQUIN
25600 S CHRISMAN ROAD
REC WHSE 10 PH 209 839 4307
TRACY CA 95304-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0001

*Confidential Treatment Requested

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT/ JOB ORD NO		PRIOR AMOUNT		INCREASE/DECREASE AMOUNT		CUMULATIVE AMOUNT
0001AB	W15AFC06M1 33104540041 2C5AF1081ALF	AA	2 576C06	$	*	$	*	$	*
0001AC	M151F192M1 060011	AB	2	$	*	$	*	$	*
0002AA	M151F193M1 060011	AB	2	$	*	$	*	$	*
					NET CHANGE	$	*		

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION		INCREASE/DECREASE AMOUNT
Army	AA	21 52033000056D6D02P33104526KB S11116	W52H09	$	*
Army	AB	97 X4930AC9G 6D 26KB S11116	W52H09	$	*
			NET CHANGE	$	*

		PRIOR AMOUNT OF AWARD		INCREASE/DECREASE AMOUNT		CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$	*	$	*	$	3,305,456.58

ACRN	EDI ACCOUNTING CLASSIFICATION
AA	21 050720330000 S11116 56D6D023310454004126KB 576C06S11116 W52H09
AB	97 0X0X4930AC9G S11116 56D000006001100000026KB S11116

*Confidential Treatment Requested

4 54

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code	Page 1 Of 5
Firm-Fixed-Price	

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
04	2008AUG06	SEE SCHEDULE	

6. Issued By Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-GFA-A
MATTHEW KOPEL (309)782-7888
ROCK ISLAND IL 61299-7630

EMAIL: MATTHEW.KOPEL@US.ARMY.MIL

7. Administered By (If other than Item 6) Code S4402A

DCMA TEXAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS NONE ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0260/0001

10B. Dated (See Item 13)
2005AUG03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ___________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
SEE SECTION G (IF APPLICABLE)

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 8

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ___________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print) JOYCE L KLEIN JOYCE.KLEIN@US.ARMY.MIL (309)782-5051	
15B. Contractor/Offeror ______________________ (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2008AUG06

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

C55

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 04	Page 2 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

The Purpose of this Modification 04 to W52H09-05-D-0260 DO 0001 is to:

1) Divert Shipments of * EA

From : W31G1Z
XR W0L7 Anniston Munitions Center
Trans Officer 256 235 6817 CL V
7 Frankford Ave Bldg 380
Anniston AL 36201-4199

W62G2T
XU DEF DIST Depot San Joaquin
25600 S Chrisman Road
Rec Whse 10 PH 209 839 4307
Tracy CA 95304-500

To: W52H1C
XU W0K8 USA Rock Island Arsenal
Bldg 299 Gillespie Av and Beck Lane
Rock Island IL 61299-5000

2) For Administrative purposes, the diverted shipments from Tracy and Anniston (CLIN 0001AC DOC REL CODE 001 and 002) to Rock Island will be under CLIN 0001AD.

3) CLIN 0001AC is being deleted and being replaced with CLIN 0001AD.

4) ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0006 ***

C 56

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 04	Page 3 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 9999-99-999-9999 NOUN: M119 HOWITZER M137 SECURITY CLASS: Unclassified				
0001AC	DELETED NSN: 1240-01-483-6103 (End of narrative B001)				
0001AD	PRODUCTION QUANTITY	*	EA	$ *	$ 793,464.00

NOUN: M119 HOWITZER M137
PRON: 2C8140221A PRON AMD: 01 ACRN: AC
AMS CD: 32101366022

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W15BW982073342	Y00000	M		3

DEL REL CD	QUANTITY	DEL DATE
001	*	30-OCT-2007
002	*	30-NOV-2007
003	*	30-DEC-2007
004	*	30-JAN-2008
005	*	28-FEB-2008
006	*	30-MAR-2008

FOB POINT: Destination

SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED PRIOR TO SCHEDULED DELIVERY DATE FOR ITEM PRODUCTION DELIVERY SCHEDULE, REQUIRED UNDER THIS REQUISITION.

CONTRACT/DELIVERY ORDER NUMBER

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 04	Page 4 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	W52H09-05-D-0260/0001 SHIP TO: (W52H1C) XU W0K8 USA Rock Isl Arsenal BLDG 299 Gillespie Av and Beck Lane Rock Island IL 61299-5000 (End of narrative F001)				

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 04	Page 5 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT/ JOB ORD NO		PRIOR AMOUNT		INCREASE/DECREASE AMOUNT		CUMULATIVE AMOUNT
0001AC	M151F192M1 060011	AB	2	$	*	$	*	$	0.00
0001AD	2C8140221A 32101366022 A18P30222R2C	AC	2 8RM223	$	*	$	*	$	*
					NET CHANGE	$	0.00		

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION		INCREASE/DECREASE AMOUNT
Army	AB	97 X4930AC9G 6D 26KB S11116	W52H09	$	*
Army	AC	21 82033000085R5R13P32101331E1 S28017	W52H09	$	*
			NET CHANGE	$	0.00

		PRIOR AMOUNT OF AWARD		INCREASE/DECREASE AMOUNT		CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$	*	$	0.00	$	*

ACRN	EDI ACCOUNTING CLASSIFICATION				
AB	97 0X0X4930AC9G	S11116	56D000006001100000026KB	S11116	W52H09
AC	21 081020330000	S28017	85R5R133210136602231E1	8RM223S28017	W52H09

*Confidential Treatment Requested

C59

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code: Firm-Fixed-Price

2. Amendment/Modification No.: 05

3. Effective Date: 2009SEP10

4. Requisition/Purchase Req No.: SEE SCHEDULE

5. Project No. (If applicable)

6. Issued By — Code W52H09

TACOM-ROCK ISLAND
CCTA-AR-FA
MATTHEW KOPEL (309)782-7888
ROCK ISLAND IL 61299-7630

EMAIL: MATTHEW.KOPEL@US.ARMY.MIL

7. Administered By (If other than Item 6) — Code S4402A

DCMA, TEXAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS NONE ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS INC.
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2439

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.: W52H09-05-D-0260/0001

10B. Dated (See Item 13): 2005AUG03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
ACRN: AD NET INCREASE: *

KIND MOD CODE: G

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS

It Modifies The Contract/Order No. As Described In Item 14.

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☒ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of: 43.103 (a) (1)

☐ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)

16A. Name And Title Of Contracting Officer (Type or print)
JOYCE L KLEIN
JOYCE.KLEIN@US.ARMY.MIL (309)782-5051

15B. Contractor/Offeror

____
(Signature of person authorized to sign)

15C. Date Signed

16B. United States Of America

By /SIGNED/
(Signature of Contracting Officer)

16C. Date Signed: 2009SEP10

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

*Confidential Treatment Requested

C60

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 05	Page 2 of 6

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SECTION A - SUPPLEMENTAL INFORMATION

The purpose of this modification 05 to W52H09-05-D-0260 to DO 0001 is to:

1. Increase the unit price from $* by * , for a new unit price of *

2. For Administrative purposes, this increase will be represented on CLIN 1002AA.

3. Therefore, for each Panoramic Telescope shipped against CLIN 0002AA, the contractor shall bill against CLIN 0002AA * an 1002AA * for a total unit price of *

4. To date, the total quantity left for delivery for CLIN 0002AA is 50 each, Panoramic Telescope, NSN: 1240-01-483-6100, PN: 12984775. All other CLINS have been delivered in full.

5. Revised the delivery schedule, see section B.

All other terms and conditions remain unchanged.

*** END OF NARRATIVE A0009 ***

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 05	Page 3 of 6

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-6103 FSCM: 19200 PART NR: 12984713 SECURITY CLASS: Unclassified				
0001AB	PRODUCTION QUANTITY	*	EA	$ *	$ 1,893,734.08

NOUN: TELESCOPE, PANORAMIC
PRON: W15AFC06M1 PRON AMD: 03 ACRN: AA
AMS CD: 33104540041
CUSTOMER ORDER NO: 2CSAF1081ALF

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H095207T701	W52H1C	J	W52H1C	1
	PROJ CD	BRK BLK PT			
	G19				

DEL REL CD	QUANTITY	DEL DATE
001	*	30-OCT-2007
002	*	30-NOV-2007
003	*	30-DEC-2007
004	*	30-JAN-2008
005	*	28-FEB-2008
006	*	30-MAR-2008
007	*	30-APR-2008
008	*	30-MAY-2008
009	*	30-JUN-2008

FOB POINT: Destination

SHIP TO:
(W52H1C) XU W0K8 USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

MARK FOR: XU W0K8 USA ROCK ISL ARSENAL
TRANSPORTATION OFFICE
BLDG 102 RODMAN AVE AND GILLESPIE

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 05	Page 4 of 6

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	ROCK ISLAND IL 61299-5000 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0260/0001				
0001AD	PRODUCTION QUANTITY NOUN: M119 HOWITZER M137 PRON: 2C8140221A PRON AMD: 02 ACRN: AC AMS CD: 32101366022 Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin	*	EA	$ *	$ 793,464.00
0002	NSN: 1240-01-483-6100 FSCM: 19200 PART NR: 12984775 SECURITY CLASS: Unclassified				
0002AA	PRODUCTION QUANTITY NOUN: TELESCOPE,PANORAMIC PRON: M151F193M1 PRON AMD: 03 ACRN: AB AMS CD: 060011 Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DOC REL CD: 001 MILSTRIP: W52H095205H983 SUPPL ADDR: W31G1Z SIG CD: J MARK FOR: TP CD: 1 DEL REL CD 001 QUANTITY * DEL DATE 30-JUN-2010 002 DELETED 003 DELETED 004 DELETED 005 DELETED FOB POINT: Destination SHIP TO: (W31G1Z) XR W0L7 ANNISTON MUNITIONS CTR TRANS OFFICER 256 235 6837 CL V	*	EA	$ *	$ 618,258.50

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 05	Page 5 of 6

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	7 FRANKFORD AVE BLDG #380 ANNISTON AL 36201-4199 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0260/0001 DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD 002 W52H095205H984 W62G2T J 1 DEL REL CD / QUANTITY / DEL DATE 001 * 30-JUL-2010 002 DELETED 003 DELETED 004 DELETED 005 DELETED FOB POINT: Destination SHIP TO: (W62G2T) XR W1BG DEF DIST DEPOT SAN JOAQUN 25600 S CHRISMAN ROAD REC WHSE 16B PH 209 839 4307 TRACY CA 95304-5000 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0260/0001				
1002	SECURITY CLASS: Unclassified				
1002AA	UNIT PRICE INCREASE NOUN: PACKAGING FOR PANTELS PRON: W19ADW35M1 PRON AMD: 01 ACRN: AD AMS CD: 53459562147 Items shipped on CLIN 0002AA shall also billed against this CLIN 1002AA fo * each up to * units THIS CLIN IS FOR BILLING PURPOSES ONLY. NO SEPERATE DELIVERY REQUIRED. (End of narrative B001) Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DLVR SCH REL CD / QUANTITY / PERF COMPL DATE 001 0 30-SEP-2011 $ *				$ *

*Confidential Treatment Requested

C 64

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 05	Page 6 of 6

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT/ JOB ORD NO	PRIOR AMOUNT	INCREASE/DECREASE AMOUNT	CUMULATIVE AMOUNT
1002AA	W19ADW35M1 53459562147	AD	2 974W35	$ 0.00	$ *	$ *
				NET CHANGE	$ *	

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION	INCREASE/DECREASE AMOUNT
Army	AD	21 92035000096D6D02P53459525FB S11116	W52H09	$ *
			NET CHANGE	$ *

	PRIOR AMOUNT OF AWARD	INCREASE/DECREASE AMOUNT	CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$ *	$ *	$ 3,307,840.58

ACRN	EDI ACCOUNTING CLASSIFICATION
AD	21 091120350000 S11116 96D6D025345956214725FB 974W35S11116 W52H09

***Confidential Treatment Requested**

ORDER FOR SUPPLIES OR SERVICES

1. CONTRACT PURCH ORDER/AGREEMENT NO.	2. DELIVERY ORDER/CALL NO.	3. DATE OF ORDER/CALL (YYYYMMMDD)	4. REQUISITION/PURCH REQUEST NO.	5. PRIORITY
W52H09-05-D-0260	0002	2006AUG18	SEE SCHEDULE	DOAS

6. ISSUED BY CODE W52H09
TACOM-ROCK ISLAND
AMSTA-LC-CFA-C
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630
EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. ADMINISTERED BY (If other than 6) CODE S4402A
DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD: A PAS: NONE ADP PT: HQ0339

8. DELIVERY FOB
[X] DESTINATION
[ ] OTHER (See Schedule if other)

9. CONTRACTOR CODE 0BK64 FACILITY

NAME AND ADDRESS
OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

10. DELIVER TO FOB POINT BY (Date) (YYYYMMMDD)
SEE SCHEDULE

11. X IF BUSINESS IS
[X] SMALL
[ ] SMALL DISADVANTAGED
[ ] WOMAN-OWNED

12. DISCOUNT TERMS

13. MAIL INVOICES TO THE ADDRESS IN BLOCK
See Block 15

14. SHIP TO CODE
SEE SCHEDULE

15. PAYMENT WILL BE MADE BY CODE HQ0339
DFAS COLUMBUS CENTER
DFAS-CO/WEST ENTITLEMENT OPERATIONS
PO BOX 182381
COLUMBUS OH 43218-2381

MARK ALL PACKAGES AND PAPERS WITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2

16. TYPE OF ORDER

DELIVERY/CALL [X] THIS DELIVERY ORDER IS ISSUED ON ANOTHER GOVERNMENT AGENCY OR IN ACCORDANCE WITH AND SUBJECT TO TERMS AND CONDITIONS OF ABOVE NUMBERED CONTRACT.

PURCHASE: Reference your [ ] Oral [ ] Written Quotation ________, Dated ________, furnish the following on terms specified herein.

ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

NAME OF CONTRACTOR	SIGNATURE	TYPED NAME AND TITLE	DATE SIGNED (YYYYMMMDD)

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:

17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
SEE SCHEDULE

18. ITEM NO.	19. SCHEDULE OF SUPPLIES/SERVICE	20. QUANTITY ORDERED/ ACCEPTED*	21. UNIT	22. UNIT PRICE	23. AMOUNT
	SEE SCHEDULE CONTRACT TYPE: Firm-Fixed-Price KIND OF CONTRACT: Supply Contracts and Priced Orders				

* If quantity accepted by the Government is same as quantity ordered, indicate by X. If different, enter actual quantity accepted below quantity ordered and encircle.

24. UNITED STATES OF AMERICA
LISA DEVLIN /SIGNED/
LISA.DEVLIN@US.ARMY.MIL (309)782-5541
BY: CONTRACTING/ORDERING OFFICER

25. TOTAL $1,697,397.68
26. DIFFERENCES

27a. QUANTITY IN COLUMN 20 HAS BEEN
[ ] INSPECTED [ ] RECEIVED [ ] ACCEPTED, AND CONFORMS TO CONTRACT EXCEPT AS NOTED

b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
c. DATE (YYYYMMMDD)
d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE
f. TELEPHONE NUMBER
g. E-MAIL ADDRESS

28. SHIP. NO.
29. D.O. VOUCHER NO.
30. INITIALS
[ ] PARTIAL
[ ] FINAL
31. PAYMENT
[ ] COMPLETE
[ ] PARTIAL
[ ] FINAL
32. PAID BY
33. AMOUNT VERIFIED CORRECT FOR
34. CHECK NUMBER
35. BILL OF LADING NO.

36. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT.
a. DATE (YYYYMMMDD)
b. SIGNATURE AND TITLE OF CERTIFYING OFFICER

37. RECEIVED AT	38. RECEIVED BY (Print)	39. DATE RECEIVED (YYYYMMMDD)	40. TOTAL CON-TAINERS	41. S/R ACCOUNT NUMBER	42. S/R VOUCHER NO.

C 6.6

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0002 MOD/AMD	Page 2 of 4

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SUPPLEMENTAL INFORMATION

1. DELIVERY ORDER 0002 IS ISSUED FOR 152 EACH, M137A2 PANORAMIC TELESCOPE, NSN: 1240-01-483-6103.

2. THE UNIT PRICE OF * EACH REFLECTS THE UNIT PRICE FOR CLIN 0001 FOR ORDERING PERIOD 02, 1 JULY 2006 THROUGH 30 JUNE 2007. THE TOTAL VALUE OF THIS DELIVERY ORDER IS $1,697,397.68.

3. THE MAXIMUM ALLOWABLE QUANTITY UNDER THE LONG TERM CONTRACT IS * EACH. TO DATE, THE TOTAL QUANTITY OBLIGATED UNDER THE CONTRACT IS * EACH.

4. THE DELIVERY SCHEDULE IS ESTABLISHED IN SECTION B. EARLY DELIVERY IS AUTHORIZED IF AT NO ADDITIONAL COST TO THE GOVERNMENT.

5. THIS DELIVERY ORDER IS SUBJECT TO THE TERMS AND CONDITIONS OF BASIC CONTRACT W52H09-05-D-0260.

*** END OF NARRATIVE A 001 ***

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0002 MOD/AMD	Page 3 of 4

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-6103 FSCM: 19200 PART NR: 12984713 SECURITY CLASS: Unclassified				
0001AB	PRODUCTION QUANTITY	*	EA	$ *	$ 1,697,397.68
	NOUN: TELESCOPE,PANORAMIC PRON: 2C6AH1261A PRON AMD: 01 ACRN: AA AMS CD: 32101366046				
	Packaging and Marking				
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin				

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H096223T700	W52H1C	J	W52H1C	3
	PROJ CD: G19	BRK BLK PT			

DEL REL CD	QUANTITY	DEL DATE
001	*	30-AUG-2007
002	*	30-SEP-2007
003	*	30-OCT-2007
004	*	30-NOV-2007
005	*	30-DEC-2007
006	*	30-JAN-2008
007	*	28-FEB-2008

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W52H1C) XU W0K8 USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

MARK FOR: XU W0K8 USA ROCK ISL ARSENAL
TRANSPORTATION OFFICE
BLDG 102 RODMAN AVE AND GILLESPIE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0002

*Confidential Treatment Requested

C68

Name of Offeror or Contractor: OPTEX SYSTEMS INC

CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT	ACCOUNTING CLASSIFICATION	JOB ORDER NUMBER	ACCOUNTING STATION		OBLIGATED AMOUNT
0001AB	2C6AH1261A 32101366046 A16P30462R2C	AA	2	21 62033000065R5R13P32101326KB S28017	6RM169	W52H09	$	*
						TOTAL	$	*

SERVICE NAME	TOTAL BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION		OBLIGATED AMOUNT
Army	AA	21 62033000065R5R13P32101326KB S28017	W52H09	$	*
			TOTAL	$	1,697,397.68

*Confidential Treatment Requested

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code: Firm-Fixed-Price

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
01	2007OCT18	SEE SCHEDULE	

6. Issued By Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-GAWC-B
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. Administered By (If other than Item 6) Code S4402A

DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A **PAS** NONE **ADP PT** HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 **Facility Code**

☐ **9A. Amendment Of Solicitation No.**

9B. Dated (See Item 11)

☒ **10A. Modification Of Contract/Order No.**
W52H09-05-D-0260/0002

10B. Dated (See Item 13)
2006AUG18

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
ACRN: AA NET INCREASE: *

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: B

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print)	
		LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror	**15C. Date Signed**	**16B. United States Of America**	**16C. Date Signed**
____________________ (Signature of person authorized to sign)		By /SIGNED/ (Signature of Contracting Officer)	2007OCT18

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0002 MOD/AMD 01	Page 2 of 4

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION 01 TO W52H0905D0260 DO 0002 IS TO:

1) TO INCREASE THE UNIT PRICE OF 0001AB BY * EACH, DUE TO INCORPORATION OF ECP H07A2020 INTO BASIC AWARD. THIS IS A TOTAL INCREASE TO DELIVERY ORDER 0002 OF * . FROM * ... TO *

2) TO REVISE THE DELIVERY SCHEDULE. SEE SECTION B.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0002 ***

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0002 MOD/AMD 01	Page 3 of 4

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-6103 FSCM: 19200 PART NR: 12984713 SECURITY CLASS: Unclassified				
0001AB	PRODUCTION QUANTITY	*	EA	$ *	$ 1,700,905.84

NOUN: TELESCOPE,PANORAMIC
PRON: 2C6AH1261A PRON AMD: 01 ACRN: AA
AMS CD: 32101366046

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H096223T700	W52H1C	J	W52H1C	3

PROJ CD	BRK BLK PT
G19	

DEL REL CD	QUANTITY	DEL DATE
001	*	30-JUL-2008
002	*	30-AUG-2008
003	*	30-SEP-2008
004	*	30-OCT-2008
005	DELETED	
006	DELETED	
007	DELETED	

FOB POINT: Destination

SHIP TO:
(W52H1C) XU W0K8 USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

MARK FOR: XU W0K8 USA ROCK ISL ARSENAL
TRANSPORTATION OFFICE
BLDG 102 RODMAN AVE AND GILLESPIE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0002

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0002 MOD/AMD 01	Page 4 of 4

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT/ JOB ORD NO		PRIOR AMOUNT		INCREASE/DECREASE AMOUNT		CUMULATIVE AMOUNT
0001AB	2C6AH1261A 32101366046 A16P30462R2C	AA	2 6RM169	$	*	$	*	$	*
					NET CHANGE	$	*		

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION		INCREASE/DECREASE AMOUNT
Army	AA	21 62033000065R5R13P32101326KB S28017	W52H09	$	*
			NET CHANGE	$	*

		PRIOR AMOUNT OF AWARD		INCREASE/DECREASE AMOUNT		CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$	*	$	*	$	1,700,905.84

ACRN	EDI ACCOUNTING CLASSIFICATION
AA	21 060820330000 S28017 65R5R133210136604626KB 6RM169S28017 W52H09

*Confidential Treatment Requested

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code	Page
Firm-Fixed-Price	1 Of 5

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
02	2009SEP10	SEE SCHEDULE	

6. Issued By (Code W52H09)	7. Administered By (If other than Item 6) (Code S4402A)
TACOM-ROCK ISLAND CCTA-AR-FA MATTHEW KOPEL (309)782-7868 ROCK ISLAND IL 61299-7630 EMAIL: MATTHEW.KOPEL@US.ARMY.MIL	DCMA, TEXAS 600 NORTH PEARL STREET SUITE 1630 DALLAS TX 75201-2843 SCD A PAS NONE ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS INC.
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2439

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0260/0002

10B. Dated (See Item 13)
2006AUG18

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ___________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
ACRN: AB NET INCREASE: *

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS

KIND MOD CODE: G

It Modifies The Contract/Order No. As Described In Item 14.

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☒ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of: 43.103(a)(1)

☐ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ___________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print)	
		JOYCE L KLEIN JOYCE.KLEIN@US.ARMY.MIL (309)782-5051	
15B. Contractor/Offeror	15C. Date Signed	16B. United States Of America	16C. Date Signed
____________________ (Signature of person authorized to sign)		By /SIGNED/ (Signature of Contracting Officer)	2009SEP10

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0002 MOD/AMD 02	Page 2 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SECTION A - SUPPLEMENTAL INFORMATION

The purpose of this modification 02 to W52H09-05-D-0260 to DO 0002 is to:

1. Increase the unit price from * y *.uu, for a new unit price of *

2. For Administrative purposes, this increase will be represented on CLIN 1001AB.

3. Therefore, for each Panoramic Telescope shipped against CLIN 0001AB, the contractor shall bill against CLIN 0001AB * an 1001AB * for a total unit price of *

4. To date, the total left to deliver for CLIN 0001AB is * ach for the Panoramic Telescope, NSN: 1240-01-483-6103, PN:12984713.

5. Revised the delivery schedule, see section B.

All other terms and conditions remain unchanged.

*** END OF NARRATIVE A0003 ***

***Confidential Treatment Requested**

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-6103 FSCM: 19200 PART NR: 12984713 SECURITY CLASS: Unclassified				
0001AB	PRODUCTION QUANTITY	*	EA	$ *	$ 1,700,905.84

NOUN: TELESCOPE,PANORAMIC
PRON: 2C6AH1261A PRON AMD: 01 ACRN: AA
AMS CD: 32101366046

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H096223T700	W52H1C	J	W52H1C	3

PROJ CD: G19
BRK BLK PT

DEL REL CD	QUANTITY	DEL DATE
001	*	20-AUG-2009
002	*	30-SEP-2009
003	*	30-OCT-2009
004	*	27-NOV-2009
005	*	31-DEC-2009
006	*	29-JAN-2010
007	*	26-FEB-2010
008	*	31-MAR-2010

FOB POINT: Destination

SHIP TO:
(W52H1C) XU W0K8 USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

MARK FOR: XU W0K8 USA ROCK ISL ARSENAL
TRANSPORTATION OFFICE
BLDG 102 RODMAN AVE AND GILLESPIE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER

*Confidential Treatment Requeste

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	W52H09-05-D-0260/0002				
1001	SECURITY CLASS: Unclassified				
1001AB	UNIT PRICE INCREASE				$ *

NOUN: PACKAGING FOR PANTELS
PRON: W19ACW35M1 PRON AMD: 01 ACRN: AB
AMS CD: 53459562147

Items shipped on CLIN 0001AB shall also billed against this CLIN 1001AB for * each up to * units

THIS CLIN IS FOR BILLING PURPOSES ONLY. NO SEPERATE DELIVERY REQUIRED.

(End of narrative B001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
001	0	30-SEP-2011

$ *

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0002 MOD/AMD 02	Page 5 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT/ JOB ORD NO		PRIOR AMOUNT		INCREASE/DECREASE AMOUNT		CUMULATIVE AMOUNT
1001AB	W19ACW35M1 53459562147	AB	2 974W35	$	0.00	$	*	$	*
					NET CHANGE	$	*		

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION		INCREASE/DECREASE AMOUNT
Army	AB	21 92035000096D6DD2P53459525FB S11116	W52H09	$	*
			NET CHANGE	$	*

		PRIOR AMOUNT OF AWARD		INCREASE/DECREASE AMOUNT		CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$	*	$	*	$	1,707,307.84

ACRN	EDI ACCOUNTING CLASSIFICATION
AB	21 091120350000 S11116 96D6D02534595621472 5FB 974W35S11116 W52H09

*Confidential Treatment Requested

ORDER FOR SUPPLIES OR SERVICES

1. CONTRACT PURCH ORDER/AGREEMENT NO.	2. DELIVERY ORDER/CALL NO.	3. DATE OF ORDER/CALL (YYYYMMMDD)	4. REQUISITION/PURCH REQUEST NO.	5. PRIORITY
W52H09-05-D-0260	0003	2007JUN15	SEE SCHEDULE	DOAS

6. ISSUED BY CODE W52H09
TACOM-ROCK ISLAND
AMSTA-LC-GAWC-B
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. ADMINISTERED BY (If other than 6) CODE S4402A
DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD: A FAS: NONE ADP PT: HQ0339

8. DELIVERY FOB
[X] DESTINATION
[ ] OTHER (See Schedule if other)

9. CONTRACTOR CODE 0BK64 FACILITY

NAME AND ADDRESS
OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

10. DELIVER TO FOB POINT BY (Date) (YYYYMMMDD)
SEE SCHEDULE

11. X IF BUSINESS IS
[X] SMALL
[ ] SMALL DISADVANTAGED
[ ] WOMAN-OWNED

12. DISCOUNT TERMS

13. MAIL INVOICES TO THE ADDRESS IN BLOCK
See Block 15

14. SHIP TO CODE
SEE SCHEDULE

15. PAYMENT WILL BE MADE BY CODE HQ0339
DFAS COLUMBUS CENTER
DFAS-CO/WEST ENTITLEMENT OPERATIONS
PO BOX 182381
COLUMBUS OH 43218-2381

MARK ALL PACKAGES AND PAPERS WITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2

16. TYPE OF ORDER

DELIVERY/CALL [X] THIS DELIVERY ORDER IS ISSUED ON ANOTHER GOVERNMENT AGENCY OR IN ACCORDANCE WITH AND SUBJECT TO TERMS AND CONDITIONS OF ABOVE NUMBERED CONTRACT.

PURCHASE: Reference your [ ] Oral [ ] Written Quotation ______, Dated ______, furnish the following on terms specified herein.

ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

NAME OF CONTRACTOR	SIGNATURE	TYPED NAME AND TITLE	DATE SIGNED (YYYYMMMDD)

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:

17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
SEE SCHEDULE

18. ITEM NO.	19. SCHEDULE OF SUPPLIES/SERVICE	20. QUANTITY ORDERED/ ACCEPTED*	21. UNIT	22. UNIT PRICE	23. AMOUNT
	SEE SCHEDULE CONTRACT TYPE: Firm-Fixed-Price KIND OF CONTRACT: Supply Contracts and Priced Orders				

* If quantity accepted by the Government is same as quantity ordered, indicate by X. If different, enter actual quantity accepted below quantity ordered and encircle.

24. UNITED STATES OF AMERICA
LISA DEVLIN /SIGNED/
LISA.DEVLIN@US.ARMY.MIL (309)782-5541
BY: CONTRACTING/ORDERING OFFICER

25. TOTAL $2,233,418.00
26. DIFFERENCES

27a. QUANTITY IN COLUMN 20 HAS BEEN
[ ] INSPECTED [ ] RECEIVED [ ] ACCEPTED, AND CONFORMS TO CONTRACT EXCEPT AS NOTED

b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE | c. DATE (YYYYMMMDD) | d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE | 28. SHIP. NO. [ ] PARTIAL [ ] FINAL | 29. D.O. VOUCHER NO. | 30. INITIALS

f. TELEPHONE NUMBER | g. E-MAIL ADDRESS | 31. PAYMENT [ ] COMPLETE [ ] PARTIAL [ ] FINAL | 32. PAID BY | 33. AMOUNT VERIFIED CORRECT FOR | 34. CHECK NUMBER

36. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT.
a. DATE (YYYYMMMDD) | b. SIGNATURE AND TITLE OF CERTIFYING OFFICER | 35. BILL OF LADING NO.

37. RECEIVED AT	38. RECEIVED BY (Print)	39. DATE RECEIVED (YYYYMMMDD)	40. TOTAL CONTAINERS	41. S/R ACCOUNT NUMBER	42. S/R VOUCHER NO.

C-14

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0003 MOD/AMD	Page 2 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SUPPLEMENTAL INFORMATION

1. DELIVERY ORDER 0003 IS ISSUED FOR 200 EACH M137A2 PANORAMIC TELESCOPE, NSN 1240-01-483-6103, PN 12984713.

2. THE UNIT PRICE OF * EACH REFLECTS THE UNIT PRICE FOR CLIN 0001 FOR ORDERING PERIOD 02, 1 JUL 2006 THROUGH 30 JUN 2007. T TOTAL VALUE OF THIS DELIVERY ORDER IS *

3. THE MAXIMUM ALLOWABLE QUANTITY UNDER THE LONG TERM CONTRACT IS * EACH OF M137A2 AND * EACH M137A3. TO DATE, THE TOTAL QUANTITY OBLIGATED UNDER THE CONTRACT IS * EACH M137A2 AND * EACH M137A3.

4. THE DELIVERY SCHEDULE IS ESTABLISHED IN SECTION B. EARLY DELIVERY IS AUTHORIZED IF AT NO ADDITIONAL COST TO THE GOVERNMENT.

5. THIS DELIVERY ORDER IS SUBJECT TO THE TERMS AND CONDITIONS OF CONTRACT W52H09-05-D-0260.

*** END OF NARRATIVE A0001 ***

***Confidential Treatment Requested**

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0003 MOD/AMD	Page 3 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-6103 FSCM: 19200 PART NR: 12984713 SECURITY CLASS: Unclassified				
0001AB	PRODUCTION QUANTITY	*	EA	$*	$ 2,233,418.00

NOUN: M137A2 TELESCOPE,PANORAMIC
PRON: M171R213M1 PRON AMD: 01 ACRN: AA
AMS CD: 060011

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H097151H975	W31G1Z	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	30-AUG-2008

FOB POINT: Destination

SHIP TO:
(W31G1Z) XR W0L7 ANNISTON MUNITIONS CENTER
TRANS OFFICER 256 235 6837 CL V
7 FRANKFORD AVE BLDG 380
ANNISTON AL 36201-4199

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0003

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H097151H976	W62G2T	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	30-SEP-2008
002	*	30-NOV-2008

FOB POINT: Destination

SHIP TO:
(W62G2T) XU DEF DIST DEPOT SAN JOAQUIN
25600 S CHRISMAN ROAD
REC WHSE 10 PH 209 839 4307
TRACY CA 95304-5000

CONTRACT/DELIVERY ORDER NUMBER

*Confidential Treatment Requested

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	W52H09-05-D-0260/0003				

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
003	W52H097151H977	W25G1U	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	30-OCT-2008
002	*	30-DEC-2008
003	*	30-JAN-2009
004	*	28-FEB-2009
005	*	30-MAR-2009
006	*	30-APR-2009

FOB POINT: Destination

SHIP TO:
(W25G1U) SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 MISSION DRIVE DOOR 113 134
NEW CUMBERLAND PA 17070-5001

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0003

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0003 MOD/AMD	Page 5 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT	ACCOUNTING CLASSIFICATION	JOB ORDER NUMBER	ACCOUNTING STATION		OBLIGATED AMOUNT
0001AB	M171R213M1 060011	AA	2	97 X4930AC9G 6D 26KB S11116		W52H09	$	*
						TOTAL	$	*

SERVICE NAME	TOTAL BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION		OBLIGATED AMOUNT
Army	AA	97 X4930AC9G 6D 26KB S11116	W52H09	$	*
			TOTAL	$	2,233,418.00

ACRN	EDI ACCOUNTING CLASSIFICATION	
AA	97 0X0X4930AC9G S11116 76D000006001100000026KB	S11116

***Confidential Treatment Requested**

C-83

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. Contract ID Code Firm-Fixed-Price	Page 1 Of 5

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
01	2007OCT18	SEE SCHEDULE	

6. Issued By Code W52H09
TACOM-ROCK ISLAND
AMSTA-LC-GAWC-B
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. Administered By (If other than Item 6) Code S4402A
DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS NONE ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)
OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0260/0003

10B. Dated (See Item 13)
2007JUN15

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation D... (If required)
ACRN: AA NET INCREASE: *

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 8

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print) LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror ________ (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2007OCT18

*Confidential Treatment Requested

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION 01 TO W52H0905D0260 DO 0003 IS TO:

1) TO INCREASE THE UNIT PRICE OF 0001AB BY * EACH. DUE TO INCORPORATION OF ECP H07A2020 INTO BASIC AWARD. THIS IS A TOTAL INCREASE TO DELIVERY ORDER 0003 OF * , FROM * TO *

2) TO REVISE THE DELIVERY SCHEDULE. SEE SECTION B.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0002 ***

*Confidential Treatment Requested

C 85

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0003 MOD/AMD 01	Page 3 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-6103 FSCM: 19200 PART NR: 12964713 SECURITY CLASS: Unclassified				
0001AB	PRODUCTION QUANTITY	*	EA	$ *	$ 2,238,034.00

NOUN: TELESCOPE,PANORAMIC
PRON: M171R213M1 PRON AMD: 02 ACRN: AA
AMS CD: 060011

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H097151H975	W31G1Z	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	30-NOV-2008

FOB POINT: Destination

SHIP TO:
(W31G1Z) XR W0L7 ANNISTON MUNITIONS CENTER
TRANS OFFICER 256 235 6837 CL V
7 FRANKFORD AVE BLDG 380
ANNISTON AL 36201-4199

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0003

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H097151H976	W62G2T	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	30-NOV-2008
002	*	30-DEC-2008

FOB POINT: Destination

SHIP TO:
(W62G2T) XU DEF DIST DEPOT SAN JOAQUIN
25600 S CHRISMAN ROAD
REC WHSE 10 PH 209 839 4307
TRACY CA 95304-5000

CONTRACT/DELIVERY ORDER NUMBER

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0003 MOD/AMD 01	Page 4 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	W52H09-05-D-0260/0003				

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
003	W52H097151H977	W25G1U	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	30-NOV-2008
002	*	30-DEC-2008
003	*	30-JAN-2009
004	*	28-FEB-2009
005	*	30-MAR-2009
006	DELETED	

FOB POINT: Destination

SHIP TO:
(W25G1U) SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 MISSION DRIVE DOOR 113 134
NEW CUMBERLAND PA 17070-5001

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0003

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0003 MOD/AMD 01	Page 5 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT/ JOB ORD NO	PRIOR AMOUNT	INCREASE/DECREASE AMOUNT	CUMULATIVE AMOUNT
0001AB	M171R213M1 060011	AA	2	$ *	$ *	$ *
				NET CHANGE	$ *	

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION	INCREASE/DECREASE AMOUNT
Army	AA	97 X4930AC9G 6D 26KB S11116	W52H09	$ *
			NET CHANGE	$ *

	PRIOR AMOUNT OF AWARD	INCREASE/DECREASE AMOUNT	CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$ *	$ *	$ 2,238,034.00

ACRN	EDI ACCOUNTING CLASSIFICATION
AA	97 0X0X4930AC9G S11116 76D000006001100000026KB S11116

C00

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code: Firm-Fixed-Price			Page 1 Of 5
2. Amendment/Modification No.: 02	3. Effective Date: 2008AUG06	4. Requisition/Purchase Req No.: SEE SCHEDULE	5. Project No. (If applicable)

6. Issued By Code W52H09
TACOM-ROCK ISLAND
AMSTA-LC-GFA-A
MATTHEW KOPEL (309)782-7888
ROCK ISLAND IL 61299-7630

EMAIL: MATTHEW.KOPEL@US.ARMY.MIL

7. Administered By (If other than Item 6) Code S4402A
DCMA TEXAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS NONE ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)
OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0260/0003

10B. Dated (See Item 13)
2007JUN15

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ____________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
SEE SECTION G (IF APPLICABLE)

KIND MOD CODE: 8

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ____________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print) JOYCE L KLEIN JOYCE.KLEIN@US.ARMY.MIL (309)782-5051	
15B. Contractor/Offeror ______________ (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2008AUG06

C 84

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0003 MOD/AMD 02	

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

The purpose of this modification 02 to W52H09-05-D-0260 DO 0003 is to:

1) Divert Shipments of 175 ea

From: W31G1Z
XR W0L7 Anniston Munitions Center
Trans Officer 256 235 6837 CL V
7 Frankford Ave Bldg 380
Anniston AL 36201-4199

W62G2T
XU DEF DIST DEPOT San Joaquin
25600 S Chrisman Road
Rec Whse 10 PH 209 839 4307
Tracy CA 95304-5000

W25G1U
SU Transportation Officer
DDSP New Cumberland Facility
2001 Mission Drive Door 113 134
New Cumberland PA 17070-5001

To: W52H1C
XU W0K8 USA Rock Island Arsenal
Bldg 299 Gillespie Av and Beck Lane
Rock Island IL 61299-5000

2) For administrative purposes, the diverted shipments from Annistion, Tracy, and New Cumberland (CLIN 0001AB DOC REL CODE 001, 002, 003) to Rock Island will be under Clin 0001AC.

3) The [illegible] ollar value of CLIN 0001AB is decreased by *[redacted] from *[redacted] to *[redacted]. CLIN 0001AC is added for *[redacted]

4) All other terms and conditions remain the same.

*** END OF NARRATIVE A0003 ***

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0003 MOD/AMD 02	Page 3 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-6103 FSCM: 19200 PART NR: 12984713 SECURITY CLASS: Unclassified				
0001AB	PRODUCTION QUANTITY	*	EA	$ *	$ *

NOUN: TELESCOPE,PANORAMIC
PRON: M171R213M1 PRON AMD: 02 ACRN: AA
AMS CD: 060011

NSN: 1240-01-483-6103

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H097151H975	W31G1Z	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	30-NOV-2008

FOB POINT: Destination

SHIP TO:
(W31G1Z) XR W0L7 ANNISTON MUNITIONS CENTER
TRANS OFFICER 256 235 6837 CL V
7 FRANKFORD AVE BLDG 380
ANNISTON AL 36201-4199

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0003

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H097151H976	W62G2T	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	30-NOV-2008
002	DELETED	

FOB POINT: Destination

SHIP TO:
(W62G2T) XR W1BG DEF DIST DEPOT SAN JOAQUN
25600 S CHRISMAN ROAD

*Confidential Treatment Requested

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	REC WHSE 16B PH 209 839 4307 TRACY CA 95304-5000 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0260/0003 DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD 003 DELETED Ship To: (W52H1C) XU W0K8 USA Rock Island Arsenal Bldg 299 Gillespie Av amd Beck Lane Rock Island IL 61299-5000 (End of narrative F001)				
0001AC	PRODUCTION QUANTITY	*	EA	$ *	$ *

NOUN: M119 HOWITZER M137
PRON: 2C8150221A PRON AMD: 01 ACRN: AB
AMS CD: 32101366022

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W15BW982073345	Y00000	M		3

DEL REL CD	QUANTITY	DEL DATE
001	*	30-NOV-2008
002	*	30-DEC-2008
003	*	30-JAN-2009
004	*	28-FEB-2009
005	*	30-MAR-2009

FOB POINT: Destination

SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED PRIOR TO SCHEDULED DELIVERY DATE FOR ITEM PRODUCTION DELIVERY SCHEDULE, REQUIRED UNDER THIS REQUISITION.

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0003

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0003 MOD/AMD 02	Page 5 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT/ JOB ORD NO		PRIOR AMOUNT		INCREASE/DECREASE AMOUNT		CUMULATIVE AMOUNT
0001AB	M171R213M1 060011	AA	2	$	*	$	*	$	*
0001AC	2C8150221A 32101366022 A18P30222R2C	AB	2 8RM223	$	0.00	$	*	$	*
					NET CHANGE	$	0.00		

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION		INCREASE/DECREASE AMOUNT
Army	AA	97 X4930AC9G 6D 26KB S11116	W52H09	$	*
Army	AB	21 82033000085R5R13P32101331E1 S28017	W52H09	$	*
			NET CHANGE	$	0.00

		PRIOR AMOUNT OF AWARD		INCREASE/DECREASE AMOUNT		CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$	*	$	0.00	$	2,238,034.00

ACRN	EDI ACCOUNTING CLASSIFICATION					
AA	97	0X0X4930AC9G	S11116	76D000006001100000026KB	S11116	W52H09
AB	21	081020330000	S28017	85R5R133210136602231E1	8RM223S28017	W52H09

*Confidential Treatment Requested

C93

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code: Firm-Fixed-Price
Page 1 Of 6

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
03	2009SEP10	SEE SCHEDULE	

6. Issued By Code W52H09

TACOM-ROCK ISLAND
CCTA-AR-FA
MATTHEW KOPEL (309)782-7888
ROCK ISLAND IL 61299-7630

EMAIL: MATTHEW.KOPEL@US.ARMY.MIL

7. Administered By (If other than Item 6) Code S4402A

DCMA, TEXAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS NONE ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS INC.
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2439

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0260/0003

10B. Dated (See Item 13)
2007JUN15

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
ACRN: AC NET INCREASE: *

KIND MOD CODE: G

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☒ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of: 43.103(a)(1)

☐ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print) JOYCE L KLEIN JOYCE.KLEIN@US.ARMY.MIL (309)782-5051	
15B. Contractor/Offeror (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2009SEP10

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0003 MOD/AMD 03	Page 2 of 6

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SECTION A - SUPPLEMENTAL INFORMATION

The purpose of this modification 03 to W52H09-05-D-0260 to DO 0003 is to:

1. Increase the unit price for CLINS 0001AB and 0001AC from * by * , for a new unit price of *

2. For Administrative purposes, this increase will be represented on CLIN 1001AB.

3. Therefore, for each Panoramic Telescope shipped against CLIN 0001AB, the contractor shall bill against CLIN 0001AB * and 1001AB ($ *) for a total unit price of * and for CLIN 0001AC, the contractor shall bill against CLIN 0001AC(*), and 1001AB ($ *) for a total unit price of *

4. To date, the total quantity left for delivery for CLIN's 0001AB and 0001AC is * each, Panoramic Telescope, NSN: 1240-01-483-6103, PN: 12984713.

5. Revised the delivery schedule, see section B.

All other terms and conditions remain unchanged.

*** END OF NARRATIVE A0004 ***

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0003 MOD/AMD 03	Page 3 of 6

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-6103 FSCM: 19200 PART NR: 12984713 SECURITY CLASS: Unclassified				
0001AB	PRODUCTION QUANTITY	*	EA	$ *	$ *
	NOUN: TELESCOPE, PANORAMIC PRON: M171R213M1 PRON AMD: 02 ACRN: AA AMS CD: 060011				
	Packaging and Marking				
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin				
	Deliveries or Performance DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD 001 W52H097151H975 W31G1Z J 1 DEL REL CD / QUANTITY / DEL DATE 001 * 31-MAR-2010				
	FOB POINT: Destination				
	SHIP TO: (W31G1Z) XR W0L7 ANNISTON MUNITIONS CTR TRANS OFFICER 256 235 6837 CL V 7 FRANKFORD AVE BLDG #380 ANNISTON AL 36201-4199				
	CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0260/0003				
	DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD 002 W52H097151H976 J 1 DEL REL CD / QUANTITY / DEL DATE 001 * 30-APR-2010				
	FOB POINT: Destination				
	SHIP TO: (W62G2T) XR W1BG DEF DIST DEPOT SAN JOAQUN 25600 S CHRISMAN ROAD REC WHSE 16B PH 209 839 4307 TRACY CA 95304-5000				
	CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0260/0003				

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0003 MOD/AMD 03	Page 4 of 6

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AC	PRODUCTION QUANTITY	*	EA	$ *	$ *

NOUN: M119 HOWITZER M137
PRON: 2C8150221A   PRON AMD: 01   ACRN: AB
AMS CD: 32101366022

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin   ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W15BW982073345	Y00000	M		3

DEL REL CD	QUANTITY	DEL DATE
001	*	30-APR-2010
002	*	28-MAY-2010
003	*	27-AUG-2010
004	*	30-SEP-2010
005	*	29-OCT-2010
006	*	30-NOV-2010
007	*	31-DEC-2010
008	*	30-JAN-2011

FOB POINT: Destination

SHIP TO:
(Y00000) CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0003

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1001	SECURITY CLASS: Unclassified				
1001AB	UNIT PRICE INCREASE				$ *

NOUN: PACKAGING FOR PANTELS
PRON: W19ABW35M1   PRON AMD: 01   ACRN: AC
AMS CD: 53459562147

Items shipped on CLIN 0001AB or 0001AC shall also billed against this CLIN 1002AA for 42.68 each up to 200 units

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0003 MOD/AMD 03	Page 5 of 6

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	THIS CLIN IS FOR BILLING PURPOSES ONLY. NO SEPERATE DELIVERY REQUIRED.				
	(End of narrative B001)				
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin				
	Deliveries or Performance				

DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
001	0	30-SEP-2011

$ ✗

*Confidential Treatment Requested

C98

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT/ JOB ORD NO		PRIOR AMOUNT		INCREASE/DECREASE AMOUNT		CUMULATIVE AMOUNT
1001AB	W19ABW35M1 53459562147	AC	2 974W35	$	0.00	$	*	$	*
					NET CHANGE	$	*		

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION		INCREASE/DECREASE AMOUNT
Army	AC	21 92035000096D6D02P53459525FB S11116	W52H09	$	*
			NET CHANGE	$	*

		PRIOR AMOUNT OF AWARD		INCREASE/DECREASE AMOUNT		CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$	*	$	*	$	2,246,570.00

ACRN	EDI ACCOUNTING CLASSIFICATION
AC	21 091120350000 S11116 96D6D025345956214725FB 974W35S11116 W52H09

*Confidential Treatment Requested